UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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SKYWATER TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SKYWATER TECHNOLOGY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2023
To the Stockholders of SkyWater Technology, Inc.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of SkyWater Technology, Inc. will be held in virtual format online at www.virtualshareholdermeeting.com/SKYT2023 on Wednesday, June 7, 2023, at 10:00 a.m. Eastern Time, for the following purposes:
1.	to elect the eight directors named in the accompanying proxy statement to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023;
3.	to approve an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan;
4.	to approve an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan; and
5.	to consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The 2023 Annual Meeting of Stockholders will be held in a virtual format online via live webcast only. You will not be able to attend the 2023 Annual Meeting of Stockholders physically. You may attend, vote and examine our stockholder list at the 2023 Annual Meeting of Stockholders by visiting www.virtualshareholdermeeting.com/SKYT2023 and using your control number found on your Notice of Internet Availability of Proxy Materials or on your proxy card.
The close of business on April 10, 2023, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.
Your vote is important no matter how large or small your holdings may be. To assure your representation at the 2023 Annual Meeting of Stockholders, please vote your shares by Internet or by toll-free telephone number as instructed in the Notice of Internet Availability of Proxy Materials. You also may request a printed proxy card to submit your vote by mail. For more details, see “How do I vote?” under “Questions and Answers About the Annual Meeting and Voting” in the accompanying proxy statement.
By Order of the Board of Directors SKYWATER TECHNOLOGY, INC.

Christopher Hilberg Secretary
Bloomington, Minnesota
April 25, 2023

PROXY STATEMENT TABLE OF CONTENTS

SKYWATER TECHNOLOGY, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 7, 2023
This proxy statement is being furnished to stockholders by the Board of Directors (the “Board”) of SkyWater Technology, Inc. (“we”, “our”, “us” or similar terms), beginning on or about April 25, 2023, in connection with a solicitation of proxies by the Board for use at the Annual Meeting of Stockholders to be held in virtual format online at www.virtualshareholdermeeting.com/SKYT2023 on Wednesday, June 7, 2023, at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.
Only holders of record our common stock at the close of business on April 10, 2023 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, we had outstanding and entitled to vote 44,383,848 shares of common stock, each of which is entitled to one vote per share.
To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting by virtual presence online. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you have the option to vote by Internet or by telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card or, if you have requested or received a proxy by mail, you can vote by completing, signing and dating the proxy card and returning it in the prepaid envelope. A stockholder of record may vote by Internet at www.proxyvote.com or vote by telephone (1-800-690-6903), in each case by using your control number found on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you hold shares beneficially in street name, you may also vote by proxy by following the voting instructions provided to you by your broker, bank or other holder of record.
If you attend the Annual Meeting online, you may also vote your shares at www.virtualshareholdermeeting.com/SKYT2023 during the meeting, and any previous votes that you submitted will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other holder of record and you wish to vote at the Annual Meeting, you must obtain from the record holder of those shares a legal proxy issued in your name.
The Annual Meeting will be held in a virtual format online via live webcast only. You will not be able to attend the Annual Meeting physically. You may attend the Annual Meeting by virtual presence online if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. To attend the Annual Meeting by virtual presence online, go to www.virtualshareholdermeeting.com/SKYT2023. If you are a stockholder of record, you will also need to provide your control number found on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you are not a stockholder of record, but hold shares through a broker, trustee or nominee, you will also need to obtain a legal proxy from the broker, trustee or nominee that holds your shares, have a copy of the voting instruction card provided by your broker, trustee or nominee, and provide your control number found on the voting instruction card provided by such broker, trustee or nominee.
The virtual Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the online check-in procedures. If you have difficulty accessing the Annual Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting. We will have technicians available to assist you.

Whether or not you attend the Annual Meeting, it is important that your shares be part of the voting process. The methods by which you may vote are described above and on your Notice of Internet Availability of Proxy Materials or on your proxy card. For more details, see “How do I vote?” under “Questions and Answers About the Annual Meeting and Voting” below.
This proxy statement includes several website addresses and references to additional materials found on those websites. We are not including in, or incorporating by reference into, this proxy statement such websites and materials.
Our fiscal years ends on the Sunday closest to the end of the twelfth calendar month. In this proxy statement, we refer to our fiscal years ended January 1, 2023 and January 2, 2022 as fiscal 2022 and fiscal 2021, respectively.
On April 14, 2021, in connection with our initial public offering (“IPO”), CMI Acquisition, LLC, a Delaware limited liability company, converted into SkyWater Technology, Inc., a Delaware corporation. Shares of our common stock began trading on the Nasdaq Capital Market on April 21, 2021 under the symbol “SKYT”.
References in this proxy statement to “we”, “us”, “our” or the “Company” are references to SkyWater Technology, Inc.

PROPOSAL 1. ELECTION OF DIRECTORS
The Board currently consists of eight directors with terms that expire at the Annual Meeting. The entire Board is elected annually for a term to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.
At the Annual Meeting, the stockholders will elect eight directors to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The Board, upon the recommendation of the nominating and corporate governance committee, has nominated each current director for election at the Annual Meeting. Unless stockholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the eight persons named as nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.
The following sets forth certain information, as of the Record Date, about the Board’s nominees for election at the Annual Meeting, including an account of their specific business experience; the names of publicly held and certain other entities of which they also are, or have been within the past five years, directors; and a discussion of their specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as director.
Nominees for Election at the Annual Meeting
Nancy Fares, 56, has served as a member of the Board since January 2022. Ms. Fares served as a strategic advisor and board member with Olarm Security, an application-based home security provider, from July 2018 to July 2021. Prior to joining Olarm, Ms. Fares served as Vice President Software Product Management and head of mobile software products at Qualcomm, Inc. from August 2016 to June 2018. Prior to joining Qualcomm, Ms. Fares was Vice President of Operations at NXP Semiconductors N.V. and responsible for 3D packaging technology for multichip integration. In addition, Ms. Fares was President, Chief Executive Officer and board member of Micralyne Inc., an independent semiconductor foundry. Prior to Micralyne, Ms. Fares held several senior leadership positions for display and telecommunication semiconductors at Texas Instruments Incorporated. Ms. Fares holds a B.S. in Electrical Engineering from the University of Texas at Dallas, a M.S. in Telecommunications from Southern Methodist University and an Executive M.B.A. from the University of Texas at Austin. Ms. Fares also attained a certification in Artificial Intelligence – Business Impact, from Massachusetts Institute of Technology, Sloan School of Management. We believe Ms. Fares’ strategic roles with leading semiconductor companies, her strategic advisory and board member experience and her history of building stockholder value qualifies her to serve on the Board.
Gregory B. Graves, 62, has served as a member of the Board since March 2022. Mr. Graves has served as Chief Financial Officer of Entegris, Inc., a leading supplier of advanced materials and process solutions for the semiconductor and other high-technology industries, since April 2007 and served as Senior Vice President, Strategic Planning & Business Development from 2002 to 2007. Mr. Graves has also served as a director of Laird Superfood since 2018. Prior to joining Entegris, Mr. Graves held positions in investment banking and corporate development, including at Piper Jaffray, RBC (Dain Rauscher) and The Pillsbury Company. From 2017 to 2019, Mr. Graves served as a director and chairman of the audit committee of Plug Power Inc. Mr. Graves has served on the board of directors of the Minneapolis Heart Institute Foundation since 2016 and has been chairman of the audit and finance committee since 2019. Mr. Graves received a B.A. and Master’s in Accounting and Taxation from the University of Alabama and an M.B.A. from the University of Virginia. We believe Mr. Graves’ background in accounting and finance qualifies him to serve on the Board.
John T. Kurtzweil, 66, has served as a member of the Board since October 2020. He served as a member of the board of directors of SkyWater Technology Foundry, Inc., a subsidiary of our Company (“SkyWater Technology Foundry”), from October 2020 to July 2022. He has served as principal of Kurtzweil Consulting, LLC, providing consulting services in the area of capital formation and accountancy, since November 2014. Mr. Kurtzweil served as the Interim Chief Financial Officer of Metabolon, Inc., a health technology company, from July 2019 to April 2022. Mr. Kurtzweil has served as a member of the board of directors of Axcelis Technologies, Inc., a semiconductor capital equipment company, since May 2015, and he currently chairs its audit committee. Mr. Kurtzweil previously served as a director of Akoustis Technologies, Inc., an integrated device manufacturer for mobile and other wireless applications, from January 2017 to July 2017, at which time he became the Chief Financial Officer until November 2018. From June 2015 to March 2017, Mr. Kurtzweil was Vice President of Finance of Cree, Inc., a provider of light emitting diode, lighting and semiconductor products, and Chief Financial Officer of its subsidiary, Wolfspeed, a Cree Company. From 2012 until 2014, Mr. Kurzweil served as Senior Vice President, Chief Financial Officer and Special Advisor to the Chief Executive Officer of Extreme Networks, Inc., a provider of open networking innovations. From 2006 to 2012, Mr. Kurtzweil served as Executive Vice President, Finance and as Chief Financial Officer and Treasurer of Cree, Inc. From 2004 to 2006, Mr. Kurtzweil was Senior Vice President and Chief Financial Officer at Cirrus Logic, Inc., a fabless semiconductor company. Mr. Kurtzweil holds a Bachelor of Accountancy degree from Arizona State University and a M.B.A. from the University of St. Thomas, and is a licensed CPA and CMA. Mr. Kurtzweil is an active member of the National Association of Corporate Directors. We believe Mr. Kurtzweil’s semiconductor industry background, merger and acquisition experience, and 19 years as chief financial officer of publicly traded technology companies qualifies him to serve on the Board.
Chunyi (Amy) Leong, 48, has served as a member of the Board since January 2022. Ms. Leong has served as the Senior Vice President, Chief Commercial Officer of FormFactor, Inc., a leading supplier of semiconductor test and measurement products, since January 2023, having previously served as Senior Vice President, Chief Marketing Officer, Mergers & Acquisitions, and General Manager of Emerging Growth Business Unit of FormFactor, Inc. from November 2017 to January 2023, as Senior Vice President, Marketing and Customer Solutions from October 2012 to November 2017 and as Vice President, Marketing for MicroProbe Inc. before its acquisition by FormFactor. Prior to MicroProbe, Ms. Leong worked in a variety of semiconductor process engineering and technologist roles at Gartner, KLA Corporation and IBM. Ms. Leong has served as an advisory board member of International Semiconductor Executive Summits since 2016 and as a director of Simple Steps Community Connection, a nonprofit organization supporting women leadership initiatives, since 2020. Ms. Leong received a B.S. in Chemical Engineering from the University of California at Berkley and a M.S. in Materials Science and Engineering from Stanford University. We believe Ms. Leong’s strategic expertise and executive leadership in semiconductor process technology businesses as well as her mergers and acquisitions and advisory board experience qualifies her to serve on the Board.
Thomas R. Lujan, 73, has served as a member of the Board since October 2020. He served as a member of the board of directors of SkyWater Technology Foundry from March 2017 to July 2022 and served as the Secretary of SkyWater Technology Foundry from July 2017 to March 2021. Mr. Lujan has served as Chairman of the Board Manager of SkyWater Federal, LLC, a subsidiary of our Company (“SkyWater Federal”), since September 2018. Mr. Lujan is the founder and principal of Lujan Legal Counsel, LLC, since June 2015. Mr. Lujan represents and advises various corporate entities in all areas of general business law. From 2001 until 2015, Mr. Lujan served as an attorney and founder of Lundquist & Lujan, PLLP, where he provided legal advice to companies in a general business law practice and served as a consultant to the DoD. From 1979 until 1998, Colonel (Ret.) Lujan served as a Judge Advocate Officer in the U.S. Army. His final assignment was as the Staff Judge Advocate (General Counsel) of the United States Special Operations Command. He has served on the boards of various private companies and charitable organizations. He graduated with a Bachelor of Science in Engineering from the United States Military Academy at West Point, New York and holds a Juris Doctor from the University of Minnesota Law School. We believe Mr. Lujan’s legal and governmental expertise, as well as his significant leadership experience, qualifies him to serve on the Board.
Gary J. Obermiller, 74, has served as Chair of the Board since October 2020 and previously served as a member of our board from February 2018 to January 2020. He served as the chairman of the board of directors of SkyWater Technology Foundry from March 2017 to July 2022 and served as the interim president and chief executive officer of SkyWater Technology Foundry from March 2017 to October 2017. He is a co-founder and Operating Partner of Mill City Capital, a private equity firm investing in lower middle market companies, which position he has held since January 2016, after previously serving as Managing Director since January 2010. From 2004 until 2010, Mr. Obermiller was a Managing Director of Goldner Hawn Johnson & Morrison, a private equity investment firm. Prior to 2004, Gary served with Deltak for 14 years in several senior management roles, including as President, President and Chief Operating Officer, and Director of Global Power Equipment Group Inc., Deltak’s eventual parent company, an international manufacturer of equipment for gas turbine power plants. Mr. Obermiller also held managerial positions in operations, sales, marketing and engineering with Graco, Inc. and Econo-Therm Energy Systems Corporation, both domestic and internationally. Mr. Obermiller currently serves on the boards of ABP Induction, LLC, ACME Industries, Griffen Gear, Union Tractor Ltd., Bonnetts Energy Corp. and Missouri Basin Oilfield Services Inc., each of which is a private company, and is a member of the Dean’s Advisory Board for the University of Minnesota’s College of Science and Engineering and a member of the University of St. Thomas Board of Governors for the School of Engineering. In addition, Mr. Obermiller serves on the board of BRIDG, a nonprofit organization that accelerates technology commercialization by providing solutions to bridge technology and capability gaps across multiple fields. Mr. Obermiller holds a Bachelor of Science in Mechanical Engineering from the University of Minnesota and a Master of Business Administration from the University of St. Thomas, and is a Licensed Professional Engineer (inactive). We believe Mr. Obermiller’s investment and management experience qualifies him to serve on the Board.
Thomas Sonderman, 59, has served as our President and Chief Executive Officer since December 2020 and as a member of the Board since October 2020. He has served as the President of SkyWater Technology Foundry since October 2017 and served as a member of the board of directors of SkyWater Technology Foundry from October 2017 to July 2022. From January 2014 until October 2017, Mr. Sonderman served as the Vice President and General Manager of the Integrated Solutions Group at Rudolph Technologies, Inc., or Rudolph Technologies, a semiconductor company that merged with Nanometrics Incorporated to form Onto Innovation Inc. At Rudolph Technologies, Mr. Sonderman was responsible for delivering predictable profitability for the company’s integrated hardware/software business unit. From February 2009 until he joined Rudolph Technologies, Mr. Sonderman served as Vice President of Manufacturing for GlobalFoundries, a semiconductor foundry, where he oversaw the spinout of GlobalFoundries from Advanced Micro Devices, Inc. Mr. Sonderman is an active member of the SEMI Fab Owners Association and the Global Semiconductor Alliance. Mr. Sonderman received a Bachelor of Science in Chemical Engineering from the Missouri University of Science Technology and a Master of Science in Electrical Engineering from National Technological University. We believe Mr. Sonderman’s extensive expertise and demonstrated leadership in the semiconductor industry qualifies him to serve on the Board.
Loren A. Unterseher, 58, has served as a member of the Board since October 2020. From March 2017 to July 2022, he served as a member of the board of directors of SkyWater Technology Foundry. From March 2017 to April 2021, he was employed as an advisor to SkyWater Technology Foundry. He is the Managing Partner of Oxbow Industries, LLC (“Oxbow”), a holding company investing in middle-market private companies, which position he has held since 2004. Since September 2020, he has also been Managing Partner of Oxbow Realty Partners, LLC, an affiliate of Oxbow. Over his career, Mr. Unterseher has completed over $2.5 billion in corporate finance transactions. Prior to Oxbow, Mr. Unterseher was a Principal/Shareholder & Director of Mergers and Acquisitions for Craig-Hallum Capital Group LLC. Prior to Craig-Hallum, he was Director of Private Equity for Lazard Middle Market LLC (formerly known as Goldsmith, Agio, Helms & Lynner LLC). Mr. Unterseher started his investment banking career as a Vice-President in Mergers and Acquisitions at Royal Bank of Canada (formerly known as Dain Rauscher Incorporated). He began his professional career as an attorney and was a Partner at Stinson Leonard Street LLP (formerly known as Leonard, Street & Deinard), a major Minneapolis-based law firm. Mr. Unterseher also has served since 2018 as a member of the board of directors of Insignia Systems, Inc., a publicly-traded manufacturer of signage and promotional media. Mr. Unterseher is currently chairman of the board of Inno-flex, LLC, a private company (a director since 2016), and serves on the boards of Ascent Solutions, LLC (since 2018), and TFS Partners, LLC (since June 2017), each of which is a private company. Mr. Unterseher has served on several other private company and not-for-profit boards of directors. Mr. Unterseher holds a Bachelor of Business Administration degree in Finance from the University of Iowa and a Juris Doctor from the University of North Dakota. We believe Mr. Unterseher’s investment, mergers and acquisitions and finance experience qualifies him to serve on the Board.
The Board recommends the foregoing nominees for election as directors and urges each stockholder to vote “FOR” such nominees.

CORPORATE GOVERNANCE
Board of Directors
Each director serves for a one year term and until the election and qualification of successor directors at the annual meeting of stockholders, or until the director’s earlier resignation or removal. In accordance with the terms of our certificate of incorporation, our directors may be removed with or without cause only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an election of directors.
Our nominating and corporate governance committee and the Board consider a broad range of factors relating to the qualifications and background of nominees. Our nominating and corporate governance committee’s and the Board’s priority in selecting Board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences and expertise relevant to our growth strategy.
Director Independence
Under the Nasdaq Marketplace Listing Rules (the “Nasdaq rules”), a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain Nasdaq corporate governance requirements. Prior to December 12, 2022, Oxbow, and its affiliates, beneficially owned shares of our common stock representing more than 50% of the combined voting power of our outstanding common stock and we therefore qualified as a “controlled company”. On December 12, 2022, we ceased to be a controlled company under the Nasdaq rules. Consequently, we are required to comply with Nasdaq’s corporate governance requirements applicable to listed companies generally, subject to certain phase-in periods. Under the Nasdaq rules phase-in periods:
•
we were required to have a majority of independent directors on each of our compensation committee and nominating and corporate governance committee by March 12, 2023, which as described below we are in compliance with;

•	we will be required to have a majority of independent directors on our Board by December 12, 2023, which as described below we are in compliance with; and
•
we will be required, subject to certain exceptions, to have each of our compensation committee and nominating and corporate governance committee consist entirely of independent directors by December 12, 2023, which we expect to satisfy within that transition period.

The Board has adopted director independence standards to assist it in making determinations regarding whether our directors are independent as that term is defined in the Nasdaq rules. These standards are included in our corporate governance principles, a copy of which can be found in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com.
Based on these standards, the Board determined that Messrs. Graves, Kurtzweil and Obermiller and Mses. Fares and Leong are “independent directors” as that term is defined in the Nasdaq rules and the director independence standards adopted by the Board. In making this determination, the Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances the Board deemed relevant in determining their independence, including the transactions involving them described in the section titled “— Certain Relationships and Transactions with Related Persons” further below.
Board Leadership Structure
Our bylaws and corporate governance principles provide the Board with flexibility to combine or separate the positions of chair of the Board and chief executive officer (or equivalent thereof) or the implementation of a presiding or lead director. It is the Board’s view that rather than having a rigid policy, the Board should determine, as and when appropriate upon consideration of all relevant factors and circumstances, whether the two offices should be combined or separate.
Currently, the offices of chief executive officer and chair of the Board are separate, with Thomas Sonderman serving as our chief executive officer and Gary J. Obermiller, an independent director, serving as non-executive chair of the Board. We believe that this leadership structure is appropriate at this time because it provides Mr. Sonderman with the ability to focus on our day-to-day operations while Mr. Obermiller focuses on the oversight of the Board.
We anticipate that the Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
The Board has oversight responsibility for our risk management process. The Board administers its oversight function through its committees, but retains responsibility for general oversight of risks. The committee chairs are responsible for reporting findings regarding material risk exposure to the Board as quickly as possible. The Board has delegated to the audit committee oversight responsibility to review our code of conduct, including whether the code of conduct is successful in preventing illegal or improper conduct, and our financial risk assessment, financial risk management and financial risk mitigation policies and programs, including matters relating to privacy and cybersecurity. The compensation committee assesses and monitors any major compensation-related risk exposures and recommends to the Board the steps management should take to monitor or mitigate such exposures. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.
Board and Annual Meetings
The Board held 12 meetings in 2022 and the non-employee directors met in executive session five times. Each of the directors currently serving on the Board attended at least 75% of the meetings of the Board and the committees on which they served during 2022.
Directors are expected to attend our annual meeting of stockholders each year. All of our directors attended our annual meeting of stockholders in 2022.
Board Committees
The Board currently has a standing audit committee, compensation committee and nominating and corporate governance committee. Each of these committees has the responsibilities set forth in formal written charters adopted by the Board. We make available copies of each of these charters free of charge in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com.
Audit Committee
The audit committee consists of three directors, Mr. Kurtzweil, chair, Mr. Graves and Mr. Obermiller. The Board has determined that all of the audit committee members meet the financial literacy requirements under the Nasdaq rules and Securities and Exchange Commission (the “SEC”) regulations and that Mr. Kurtzweil and Mr. Graves are “audit committee financial expert” as defined by SEC regulations. The Board has determined that each of Messrs. Graves, Obermiller and Kurtzweil satisfy the relevant independence requirements for service on the audit committee set forth in SEC regulations and the Nasdaq rules.
The principal duties and responsibilities of the audit committee include, among other matters:
•	appointing, compensating, retaining, replacing and overseeing our independent auditor;
•	pre-approving all audit and permitted non-audit services to be provided by our independent auditor;
•	assisting the Board in its oversight of our consolidated financial statements and other financial information to be provided by us;
•
recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;

•	overseeing our compliance with legal and regulatory matters and aspects of our risk management processes;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;

•
discussing with management and our independent auditors any major issues as to the adequacy of our internal controls, any actions to be taken in light of significant or material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting; and

•
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The audit committee held 13 meetings in 2022. The current audit committee charter can be found in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com. The audit committee’s report appears below under “Report of the Audit Committee”.
Compensation Committee
Our compensation committee consists of four directors, Ms. Fares, chair, and Ms. Leong and Messrs. Lujan and Obermiller. The Board has determined that each of Mr. Obermiller and Mses. Fares and Leong satisfy the relevant independence requirements for service on the compensation committee set forth in SEC regulations and the Nasdaq rules. As described above, we had previously availed ourselves of the “controlled company” exemption under the Nasdaq rules which exempted us from the requirement that we have a compensation committee composed entirely of independent directors. On December 12, 2022, we ceased to be a “controlled company” and must comply with the requirement, subject to certain exceptions, that our compensation committee be composed entirely of independent directors by December 12, 2023, which we expect to satisfy within the transition period.
The principal duties and responsibilities of our compensation committee include, among other matters:
•	annually reviewing and recommending to the Board the corporate goals and objectives relevant to the compensation of our executive officers;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and based on such evaluation reviewing and recommending to the Board the compensation of our chief executive officer;

•	reviewing and recommending to the Board the compensation of our other executive officers;
•	providing oversight of our executive compensation policies, plans and benefit programs;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•	administering our equity compensation plans;
•	preparing our compensation committee report if and when required by SEC rules;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required to be included in our annual proxy statement;
•	reviewing the compensation arrangements for our non-employee directors and recommending any changes to the Board; ands
•	overseeing and reviewing our executive team and management succession plans.
The compensation committee held eight meetings in 2022. The current compensation committee charter can be found in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com.
In 2022, the compensation committee retained Willis Towers Watson to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Willis Towers Watson to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as to assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. We do not believe the retention of, or the work performed by, Willis Towers Watson creates any conflict of interest.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of three directors, Mr. Unterseher, chair, and Ms. Leong and Mr. Obermiller. The Board has determined that each of Ms. Leong and Mr. Obermiller satisfies the relevant independence requirements for service on the nominating and governance committee set forth in the Nasdaq rules. As described above, we had previously availed ourselves of the “controlled company” exemption under the Nasdaq rules which exempted us from the requirement that we have a nominating and corporate governance committee composed entirely of independent directors. On December 12, 2022, we ceased to be a “controlled company” and must comply with the requirement, subject to certain exceptions, that our nominating and corporate governance committee be composed entirely of independent directors by December 12, 2023, which we expect to satisfy within the transition period.
The nominating and corporate governance committee’s responsibilities include, among other matters:
•	identifying qualified candidates to be considered for appointment or election to the Board;
•	making recommendations to the Board regarding the selection and approval by the board of director of nominees to be submitted for election by a stockholder vote;
•	determining the composition of the board and its committees and making recommendations to the Board regarding the appointment of directors to serve as members of each committee;
•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors; and
•	developing and implementing our corporate governance principles and recommending any changes to the Board.
The nominating and corporate governance committee held four meetings in 2022. The current nominating and corporate governance committee charter can be found in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com.
Nominations of Directors and Board Diversity
Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), we expect that the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
•	personal and professional integrity;
•	ethics and values;
•	experience in corporate management, such as serving as an officer or former officer of a publicly traded company;
•	experience in the industries in which we compete;
•	experience as a board member or executive officer of another publicly traded company;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	diversity of background and perspective, including but not limited to, with respect to race, gender or national origin;
•	conflicts of interest; and
•	practical and mature business judgment.
We have no formal policy regarding board diversity. Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Characteristics of Directors and Director Nominees
Board Diversity Matrix (as of April 10, 2023)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
Asian	1	0
Hispanic or Latinx	0	1
White	1	6
Two or More Races or Ethnicities	0	1
Communications with the Board
Stockholders or interested parties may communicate with the Board by writing to SkyWater Technology, Inc., Board of Directors (or, at the writer’s option, to a specific director or to the independent directors as a group), c/o Christopher Hilberg, Secretary, 2401 East 86th Street, Bloomington, Minnesota. Alternatively, communications can be submitted electronically via our website at www.skywatertechnology.com. The Secretary will ensure that the communication is delivered to the Board, the specified director or the specified group of directors, as the case may be.
Corporate Governance Principles
The Board has adopted corporate governance principles that, in conjunction with the Board committee charters, establish processes and procedures to help ensure effective and responsive governance by the Board. The corporate governance principles also provide that the Board will be assessed on an annual basis to determine whether it and its committees are functioning effectively. In addition, our corporate governance principles provide that, at least two times each year, the independent directors meet in executive session. The independent directors may also meet at such other times as any of them determine appropriate. The corporate governance principles also provide that our executive officers and other members of senior management who are not members of the Board be available for direct interaction with members of the Board. The nominating and corporate governance committee and the Board are responsible for regularly reviewing and revising the corporate governance principles and related documents as and when appropriate. We have posted a copy of the corporate governance principles in the Governance sub-section of the “Investors” section on our website at www.skywatertechnology.com.
Codes of Ethics and Conduct
We have adopted a code of ethics for senior financial officers that is applicable to our chief executive officer and senior financial officers. In addition, we have adopted a code of business conduct and ethics applicable to the conduct of our business by our employees, officers and directors. We have posted copies of the code of ethics for senior financial officers and the code of business conduct and ethics on our website at www.skywatertechnology.com.
Policy on Review and Approval of Transactions with Related Persons
The Board has adopted a written policy regarding the review and approval of transactions with related persons. For purposes of this policy:
•	A “related person” means a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, and any member of the immediate family of such persons; and
•
A “related person transaction” generally is a transaction between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person had or will have a direct or indirect material interest.

Our related persons transactions policy requires our related person transaction subcommittee (a fully independent subcommittee of our audit committee) to consider information regarding each proposed related-person transaction, including a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available.
To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, the Board takes into account the relevant available facts and circumstances including, but not limited to:
•	whether the terms of the transaction are fair to us;
•	whether there are business reasons for us to enter into the transaction;
•
whether the transaction would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a compensation committee or audit committee member); and

•
whether the transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship and any other factors the related person transaction subcommittee deems relevant.

The policy also requires any interested director to excuse himself from deliberations and approval of the transaction in which the interested director is involved.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is currently an officer or employee of our company. Prior to October 2, 2022, Mr. Lujan, a member of our compensation committee, served as an employee of SkyWater Federal.
Certain Relationships and Transactions with Related Persons
As described below under “Principal Stockholders”, CMI Oxbow Partners, LLC (“CMI Oxbow”), an affiliate of Oxbow, owns approximately 44.56% of our outstanding common stock as of the Record Date.
Registration Rights Agreement
In connection with our IPO, we entered into a registration rights agreement with CMI Oxbow, and certain other holders of our common stock including Messrs. Lujan, Obermiller and Sonderman. The registration rights agreement provides that CMI Oxbow and each entity under common control with CMI Oxbow and their respective affiliates is entitled to demand registration rights and customary Form S-3 demand registration rights when we are eligible to register shares on Form S-3. In addition, the registration rights agreement provides certain piggyback registration rights for other holders of our common stock for such demand registrations and other registrations.
Sale Leaseback Transaction with Oxbow Realty
On September 29, 2020, we entered into an agreement to sell the land and building representing our primary operating location in Bloomington, Minnesota to an Oxbow Realty Partners, LLC (“Oxbow Realty”), an affiliate of our principal stockholder, CMI Oxbow. We subsequently entered into an agreement on September 30, 2020 to lease the land and building from Oxbow Realty for initial payments of $394,000 per month over 20 years terminating on September 29, 2040. The monthly payments are subject to a 2% increase each year during the term of the lease. We are also required to make certain customary payments constituting “additional rent,” including certain monthly reserve, insurance and tax payments, in accordance with the terms of the lease agreement. In fiscal 2022, we paid $4.8 million to Oxbow Realty pursuant to the lease agreement. Future minimum lease payments to Oxbow Realty as of January 1, 2023 were $104.5 million.

Support Agreement with Oxbow
In August 2022, we entered into an agreement with Oxbow, an affiliate of our principal stockholder, CMI Oxbow, to provide funding in an amount up to $12.5 million, if necessary, to enable us to meet our obligations as they become due through October 18, 2023. No amounts were provided to us under this agreement during 2022. The agreement with Oxbow to provide funding in an amount up to $12.5 million, if necessary, to enable us to meet our obligations was amended to extend the duration through March 11, 2025.

DIRECTOR COMPENSATION
Directors who are our employees receive no compensation for service as members of either the Board or committees thereof. Our 2022 non-employee director compensation program is summarized below:
Element of Compensation
Annual Equity(1)	$100,000
Board Fee	75,000
Board Chair Fee	100,000
Audit Committee Chair Fee	20,000
Compensation Committee Chair Fee	15,000
Nominating and Corporate Governance Committee Chair Fee	10,000
Audit Committee Fee	10,000
Compensation Committee Fee	8,000
Nominating and Corporate Governance Committee Fee	5,000
(1)
Upon being elected or re-elected as a director, each non-employee director receives a number of restricted stock units having a value equal to $100,000 as of the grant date. Restricted stock units vest on the date immediately prior to the first annual meeting of stockholders following the grant date, contingent on the non-employee director’s continued active service on such vesting date or earlier death or disability.

We also reimburse all ordinary and necessary expenses incurred by our directors in the conduct of our business.
Fiscal 2022 Director Compensation
The following table presents information about compensation paid to each person who served as a member of the Board during fiscal 2022. Mr. Sonderman received no compensation for his service as a director and therefore he is not included in the following table.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Wendi B. Carpenter(2)	36,841	0	—	36,841
Nancy Fares	87,135	99,995	—	187,130
Gregory B. Graves	63,750	99,995	—	163,745
John T. Kurtzweil	95,000	99,995	—	194,995
Chunyi (Amy) Leong	84,725	99,995	—	184,721
Thomas R. Lujan	83,000	99,995	45,692(3)	256,379
Gary J. Obermiller	119,725	99,995	—	219,721
Loren A. Unterseher	87,500	99,995	—	187,495
(1)
The Stock Awards column represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, for restricted stock units that were granted to directors. Information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 10 to the Consolidated Financial Statements for our fiscal year ended January 1, 2023. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Each non-employee director had 14,947 unvested restricted stock units outstanding as of December 31, 2022.

(2)	Ms. Carpenter retired as a director effective immediately following our 2022 annual meeting of stockholders.
(3)
This amount includes $27,692 paid to Mr. Lujan as an employee of SkyWater Federal prior to October 2, 2022 and $18,000 thereafter for his service as a member of the board of directors of SkyWater Federal.

PRINCIPAL STOCKHOLDERS
The following table sets forth certain information regarding the beneficial ownership of common stock as of the Record Date (i.e., April 10, 2023) by: (i) each director and director nominee; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current directors and executive officers as a group; and (iv) each person or entity known to us to be the beneficial owner of more than 5% of the common stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned. As of the Record Date, we had 44,383,848 shares of common stock outstanding.
Name of Beneficial Owner	Shares Beneficially Owned(1)
	Shares	%
Directors and Named Executive Officers:
Thomas Sonderman(2)	646,272	1.45%
Nancy Fares(3)	18,578	*
Gregory B. Graves(3)	17,219	*
John T. Kurtzweil(3)(4)	22,090	*
Chunyi (Amy) Leong(3)	18,578	*
Thomas R. Lujan(3)	461,198	1.04%
Gary J. Obermiller(3)	466,769	1.05%
Loren A. Unterseher(5)(6)	19,782,379	44.56%
Steve Manko(7)	230,971	*
Bradley Ferguson(8)	376,051	*
All current directors and executive officers as a group (15 persons)(10)	22,353,058	50.34%

5% Stockholders:
CMI Oxbow Partners, LLC(5)	19,760,289	44.52%
DDK Developments, LLC(10)	4,624,540	10.42%
*	Denotes less than 1%.
(1)
The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by that person, which includes the number of shares as to which that person has the right to acquire voting or investment power as of or within 60 days after that date, by the sum of the number of shares of common stock outstanding as of such date plus the number of shares as to which that person has the right to acquire voting or investment power as of or within 60 days after that date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(2)	Includes 8,035 restricted stock units that vest within 60 days of the Record Date and options to purchase 183,058 shares exercisable currently or within 60 days of the Record Date.
(3)	Includes 14,947 restricted stock units that vest within 60 days of the Record Date.
(4)	Mr. Kurtzweil shares voting power with respect to 10,537 shares.
(5)
Mr. Unterseher is President of CMI Oxbow Partners, LLC (“CMI Oxbow”) and a member, and the Managing Partner, of Oxbow Industries, LLC (“Oxbow”), which is the majority member of CMI Oxbow. CMI directly holds 19,760,289 shares over which Mr. Unterseher, Oxbow and CMI Oxbow share voting power and investment power. The address for each of Mr. Unterseher, Oxbow and CMI Oxbow is 4450 Excelsior Blvd. Suite 440, Minneapolis, Minnesota 55416.

(6)
Includes 14,947 restricted stock units that vest within 60 days of the Record Date and 19,760,289 shares held by CMI Oxbow. Mr. Unterseher shares voting and investment power over 19,760,659 shares and has sole voting and investment power over 21,720 shares.

(7)	Includes 5,625 restricted stock units that vest within 60 days of the Record Date and options to purchase 29,340 shares exercisable currently or within 60 days of the Record Date.
(8)	Includes 3,452 restricted stock units that vest within 60 days of the Record Date and options to purchase 122,065 shares exercisable currently or within 60 days of the Record Date.
(9)	Includes 135,319 restricted stock units that vest within 60 days of the Record Date and options to purchase 419,496 shares exercisable currently or within 60 days of the Record Date.
(10)
Number of shares based on information contained in Forms 4 filed with the SEC on March 29, 2023 by DDK Developments, LLC (“DDK”) and Bart L. Zibrowski. DDK and Mr. Zibrowski share voting power and investment power over such shares based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2023 by DDK and Mr. Zibrowski. The address for each of DDK and Mr. Zibrowski is 740 Saddle Wood Drive, Eagan, Minnesota 55123.

EXECUTIVE COMPENSATION
The following presents information about compensation paid to our named executive officers for fiscal 2022. Our named executive officers for fiscal 2022 were Thomas Sonderman, our President and Chief Executive Officer; Steve Manko, our Chief Financial Officer; and Bradley Ferguson, our Chief Government Affairs Officer.
Summary Compensation Table for Fiscal 2022
The following table sets forth information regarding total compensation earned by our named executive officers during fiscal 2022, fiscal 2021 and fiscal 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Thomas Sonderman President and Chief Executive Officer	2022	492,308	—	619,827(4)	499,995	—	12,116	1,624,245
	2021	412,500	395,000	620,746	1,866,912	—	11,228	3,306,386
	2020	300,000	—	—	—	84,371	8,628	392,999
Steve Manko(5) Chief Financial Officer	2022	315,000	—	236,242	236,248	—	9,850	797,341
	2021	303,365	300,000	236,250	234,047	—	10,843	1,084,505
	2020	113,461	50,000	2,078,433	—	—	2,885	2,244,779
Bradley Ferguson Chief Government Affairs Officer	2022	290,000	—	873,395(6)	144,995	—	8,157	1,316,548

(1)
The Stock Awards column represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for restricted stock units granted and shares of common stock that were issued pursuant to the SkyWater Technology, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) in fiscal 2022. Information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 10 to the Consolidated Financial Statements for our fiscal year ended January 1, 2023. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
The Option Awards column represents the aggregate grant date fair value, computed in accordance with ASC Topic 718, for stock options that were granted pursuant to the 2021 Plan in fiscal 2022. Information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 10 to the Consolidated Financial Statements for our fiscal year ended January 1, 2023. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	Represents matching contributions under our 401(k) plan, life insurance premiums and health savings account contributions for each of our named executive officers.
(4)
Includes (1) $499,989 of restricted stock units granted to Mr. Sonderman pursuant to the 2021 Plan and (2) $119,838 of shares of common stock issued to Mr. Sonderman pursuant to the 2021 Plan as partial settlement of his benefit under the Long-Term Incentive Plan as described below under “SkyWater Long-Term Incentive Compensation Plan.”

(5)	Mr. Manko became our Chief Financial Officer effective as of July 1, 2020.
(6)
Includes (1) $144,996 of restricted stock units granted to Mr. Ferguson pursuant to the 2021 Plan and (2) $728,399 of shares of common stock issued to Mr. Ferguson pursuant to the 2021 Plan as partial settlement of his benefit under the Long-Term Incentive Plan as described below under “SkyWater Long-Term Incentive Compensation Plan.”

For fiscal 2022, our named executive officers were compensated through a combination of base salary, equity-based awards and employee benefits. Our named executive officers were also entitled to cash severance and other benefits in the event of a qualifying termination of employment or certain transactions.
Base Salaries
The amount reported for Mr. Sonderman’s fiscal 2022 salary above reflects his base salary actually paid during fiscal 2022 as our Chief Executive Officer. Effective as of February 7, 2022, his annual base salary rate was set at $500,000. The amounts reported for our other named executive officers’ fiscal 2022 salaries above reflect their base salaries actually paid during fiscal 2022. We did not increase the base salaries of our other named executive officers in fiscal 2022. We expect that any future base salary adjustments will be determined by evaluating the responsibilities of the executive’s position, the executive’s experience, and industry practice among our peer companies and other companies with which we compete for executive talent.

Cash Incentive Compensation
In fiscal 2022, we adopted an annual incentive program under which we awarded potential cash bonuses to our named executive officers that were contingent on the achievement of pre-established financial performance goals. The potential bonus amounts were expressed as the following percentages of our named executive officers’ base salaries:
Officer	Target Bonus Amount as % of Base Salary	Maximum Bonus Amount as % of Base Salary
Thomas Sonderman	100%	150%
Steve Manko	55%	82.5%
Bradley Ferguson	55%	82.5%
The financial performance goals for fiscal 2022 related to adjusted earnings before interest, taxes, depreciation and amortization (weighted 50%) and revenue (weighted 50%). The performance goals were not achieved for fiscal 2022; accordingly, no bonuses were earned by our named executive officers under our annual incentive program for fiscal 2022.
We also may provide cash incentive compensation to our named executive officers in the form of discretionary bonuses from time to time based on our financial performance and the individual contributions by our named executive officers, as assessed by the Board. We did not award any such discretionary bonuses to our named executive officers for fiscal 2022.
SkyWater Long-Term Incentive Compensation Plan
We adopted the SkyWater Technology Foundry, Inc. Long-Term Incentive Compensation Plan (the “Long-Term Incentive Plan”) on April 25, 2018. The purpose of the Long-Term Incentive Plan was to retain key managerial employees, as determined in the sole discretion of the Board, by allowing these individuals to receive compensation on a deferred basis in order to provide retirement benefits for themselves, and pre-retirement death benefits for their survivors. The Long-Term Incentive Plan was intended to be a nonqualified deferred compensation plan that complies with the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Long-Term Incentive Plan was also intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974. The Long-Term Incentive Plan was administered by the Board, which has complete discretion to make all decisions relating to the Long-Term Incentive Plan. Awards under the Long-Term Incentive Plan do not represent units in our company.
Only our company could make contributions under the Long-Term Incentive Plan and such contributions generally vested 50% after three years of service and 100% following five years of service. Participants were 100% vested in the event of death, disability, retirement, or upon a change in control for those participants with at least one year of service immediately prior to the change in control. Vested participant accounts were paid in cash upon separation from service. The Board terminated the Long-Term Incentive Plan prior to our IPO, freezing the value of the participants’ accounts at that time, and provided for payment to plan participants of termination-related distributions between 12 and 24 months after the date of such termination and full vesting of unvested accounts under the Long-Term Incentive Plan as of the date of such distribution. We elected to pay the termination-related distributions in the form of shares of our common stock with an equivalent fair market value issued under the 2021 Plan.
As of the date of the Long-Term Incentive Plan’s termination, Mr. Sonderman’s benefit under the Long-Term Incentive Plan was $239,680 and Mr. Ferguson’s benefit was $1,456,799, 100% of which, in each case, was vested as of November 2022. In December 2022, as partial settlement of these amounts, we elected to pay Mr. Sonderman and Mr. Ferguson shares of our common stock with an equivalent fair market value issued under the 2021 Plan. In March 2023, we issued Mr. Sonderman and Mr. Ferguson additional shares of our common stock under the 2021 Plan as settlement of Mr. Sonderman’s and Mr. Ferguson’s remaining benefit under the plan.

Equity-Based Awards
In February 2022, each of our named executive officers received annual grants of equity-based awards under our 2021 Plan in the form of restricted stock units that vest ratably over three years and stock options that vest ratably over four years. The awards are reflected in the “Stock Awards” and “Option Awards” columns, respectively, of the Summary Compensation Table for Fiscal 2022 above and, to the extent they remained outstanding as of the end of fiscal 2022, in the Outstanding Equity Awards Table as of January 1, 2023 below.
Executive Severance and Change of Control Plan
We maintain the SkyWater Technology, Inc. Executive Severance and Change of Control Plan (the “Severance Plan”), which provides for specified payments and benefits to plan participants upon termination of employment as a result of severance eligible events. The participants in the Severance Plan are executive officers and other key employees of ours and our affiliates who are designated as participants by the compensation committee and who execute the required consent confirming their status as participants.
The severance multiple (corresponding to months of value) for plan benefits is 24 for individuals designated as Tier 1 participants and 12 for individuals designated as Tier 2 participants under the Severance Plan. The change of control severance multiple for plan benefits is 24 for individuals designated as Tier 1 participants and 18 for individuals designated as Tier 2 participants under the Severance Plan. Mr. Sonderman is a Tier 1 participant and Mr. Manko and Mr. Ferguson are Tier 2 participants.
The Severance Plan provides for payments and benefits to participants as follows:
•
Termination by the participant without good reason (as defined in the Severance Plan), termination by us for cause (as defined in the Severance Plan), or termination for disability (as defined in the Severance Plan) or by reason of death: the participant is entitled to (1) base salary earned through the date of termination, (2) incentive compensation earned but unpaid, and (3) accrued but unpaid vacation, sick leave and other paid time-off to the extent not theretofore paid, which we refer to collectively as the Accrued Obligations;

•
Termination by us without cause (as defined in the Severance Plan) or termination by the participant with good reason (as defined in the Severance Plan) not associated with a change of control (as defined in the Severance Plan): the participant is entitled to (1) the Accrued Obligations, (2) a lump sum payment in an amount equal to the participant’s base salary for a number of months equal to the applicable severance multiple, plus the amount of cash incentive the participant would receive for performance at “target” for the year in which the termination occurs times the applicable severance multiple divided by 12, and (3) at our option, either a lump sum payment equal to the cost of COBRA continuation under our medical and dental plans or continued participation in our medical and dental plans, in either case, for a number of months equal to the applicable severance multiple; or

•
Termination by us without cause (as defined in the Severance Plan) or termination by participant with good reason (as defined in the Severance Plan) within the three months preceding a change of control (as defined in the Severance Plan) and at the request of a third party involved in the change of control or during the twelve month period following a change of control: the participant is entitled to (1) the Accrued Obligations, (2) a lump sum payment in an amount equal to the participant’s base salary for a number of months equal to the applicable change of control severance multiple, plus the amount of cash incentive the participant would receive for performance at “target” for the year in which the termination occurs times the applicable change of control severance multiple divided by 12, and (3) at our option, either a lump sum payment equal to the cost of COBRA continuation under our medical and dental plans or continued participation in our medical and dental plans, in either case, for a number of months equal to the applicable change of control severance multiple.

A participant is entitled to benefits and payments under the Severance Plan (other than the Accrued Obligations) only upon the participant’s timely execution of a release and the participant’s compliance with the applicable restrictive covenants outlined in the Severance Plan. Payments and benefits under the Severance Plan are generally intended to be exempt from the provisions of Section 409A of the Internal Revenue Code. Any payments or benefits that constitute “nonqualified deferred compensation” to a participant who is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code shall be accumulated and paid six months following the termination date.

Outstanding Equity Awards as of January 1, 2023
The following table provides information regarding equity awards held by our named executive officers that were outstanding as of January 1, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested(1)($)
Thomas Sonderman	—	93,109(2)	$11.39	2/24/2032
	71,331	213,995(3)	$14.00	4/20/2031
					60,555(4)	430,546
Steve Manko	—	43,994(2)	$11.39	2/24/2032
	9,171	27,514(3)	$14.00	4/20/2031
					211,413 (5)	1,704,267
Bradley Ferguson	—	27,001(2)	$11.39	2/24/2032
	5,629	16,887(3)	$14.00	4/20/2031
					198,950(6)	1,414,535
(1)
Market value computed by multiplying the number of restricted stock units that have not vested by $7.11, which was the closing price of a share of our common stock on the last trading day of fiscal 2022.

(2)
The options will vest ratably on each of the first, second, third and fourth anniversaries of the February 25, 2022 grant date contingent on the reporting person's continuation in service on each applicable vesting date.

(3)
The options will vest ratably on each of the second, third and fourth anniversaries of the April 21, 2021 grant date contingent on the reporting person's continuation in service on each applicable vesting date.

(4)
Of these restricted stock units, (a) 16,072 will vest ratably on each of the second and third anniversaries of the April 21, 2021 grant date and (b) 44,483 will vest ratably on each of the first, second and third anniversaries of the February 25, 2022 grant date, in each case contingent on the reporting person’s continuation in service on each applicable vesting date.

(5)
Of these restricted stock units, (a) 179,145 will vest on July 1, 2023, (b) 11,250 will vest ratably on each of the second and third anniversaries of the April 21, 2021 grant date and (b) 21,018 will vest ratably on each of the first, second and third anniversaries of the February 25, 2022 grant date, in each case contingent on the reporting person’s continuation in service on each applicable vesting date.

(6)
Of these restricted stock units, (a) 179,145 will vest on July 1, 2023, (b) 6,905 restricted stock units will vest ratably on each of the second and third anniversaries of the April 21, 2021 grant date and (c) 12,900 restricted stock units will vest ratably on each of the first, second and third anniversaries of the February 25, 2022 grant date, in each case contingent on the reporting person’s continuation in service on the vesting date.

2021 Equity Incentive Plan
In connection with our IPO, the Board and our stockholders approved and adopted the 2021 Plan.
Adoption, Effective Date and Term
The 2021 Plan became effective April 14, 2021 and will terminate on the tenth anniversary of the effective date, unless the 2021 Plan is terminated earlier by the Board or in connection with a change in control of our company.
Purpose and Types of Awards
The 2021 Plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.

Change in Control
Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards will not be assumed or continued by the surviving entity:
•
except for performance awards and annual incentive awards, immediately before the change in control, all outstanding shares of restricted stock and all restricted stock units, deferred stock units and dividend equivalent rights will vest, and the shares of common stock underlying, or cash payment promised under, such awards will be delivered; and

•
at the discretion of the compensation committee, either all options and stock appreciation rights will become exercisable at least 15 days before the change in control and terminate, if unexercised, upon the completion of the change in control, and/or all options, restricted stock, restricted stock units, deferred stock units and dividend equivalent rights will be canceled in exchange for cash and/or capital stock.

In the case of performance awards and annual incentive awards, if less than half of the performance period has lapsed, the awards will be treated as though target performance thereunder has been achieved, and if at least half of the performance period has lapsed, actual performance to date (if determinable) will be determined and treated as achieved. If actual performance is not determinable, the awards will be treated as though target performance thereunder has been achieved. Other equity-based awards will be governed by the terms of the applicable award agreement.
Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards will be assumed or continued by the surviving entity, the 2021 Plan and awards granted thereunder will continue under their terms, with appropriate adjustments to the number of shares subject to or underlying an award and to the exercise prices of options and stock appreciation rights.
Potential Payments Upon Termination or Change in Control
Thomas Sonderman
Under the Executive Severance and Change of Control Plan, upon a termination of Mr. Sonderman’s employment by us without cause or by Mr. Sonderman with good reason, Mr. Sonderman would receive a severance benefit equal to 24 months’ base salary plus an amount equal to two times his target bonus. Mr. Sonderman would also be entitled to COBRA continuation under our medical and dental plans for up to 24 months (or the lump sum cash equivalent). If the termination without cause or with good reason occurred in connection with or within 12 months following a change of control, the severance benefit would equal 24 months’ base salary plus an amount equal to two times his then target bonus. In that event, the COBRA continuation benefit would last up to 24 months.
Steve Manko and Bradley Ferguson
Under the Executive Severance and Change of Control Plan, upon a termination of Mr. Manko’s or Mr. Ferguson’s employment by us without cause or by such named executive officer with good reason, such named executive officer would receive a severance benefit equal to 12 months’ base salary plus an amount equal to his target bonus. Mr. Manko and Mr. Ferguson would also be entitled to COBRA continuation under our medical and dental plans for up to 12 months (or the lump sum cash equivalent). If the termination without cause or with good reason occurred in connection with or within 12 months following a change of control, the severance benefit would equal 18 months’ base salary plus an amount equal to 1.5 times his then target bonus. In that event, the COBRA continuation benefit would last up to 18 months.
Emerging Growth Company Status
As an emerging growth company, we are exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our principal executive officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Other Benefits
We maintain a defined contribution 401(k) retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code. During fiscal 2022, we offered a matching contribution equal to 50% of employee contributions up to 6% of eligible compensation, for a total matching contribution of up to 3% of eligible compensation. We also offer group health, life, long-term disability and accidental death and dismemberment benefits, as well as health savings accounts, to eligible employees, including our named executive officers, and we pay the full cost of the premiums for basic life insurance, long-term disability and accidental death and dismemberment benefits. Our named executive officers participate in these benefit plans and programs on the same terms as our other eligible employees.
Equity Grant Policy
The compensation committee maintains an equity grant policy, which contains procedures to ensure the integrity and efficiency of our award process and to delegate authority to grant equity awards to certain of our officers. Under the equity grant policy, the compensation committee approves grants to executive officers, employees and consultants under the 2021 Plan. The Board has delegated the authority to our chief executive officer and may, from time to time, delegate authority to other of the Company’s officers, each as a delegate, to grant equity awards to certain eligible recipients under the 2021 Plan.
The grant date for annual awards pursuant to the policy will be the fifteenth day of the month following the month that such grants are approved by the compensation committee or a delegate.
In addition to the annual grants, stock awards may be granted at other times during the year to new hires, employees receiving promotions and in other special circumstances (“Interim Grants”). Any Interim Grants approved by the compensation committee are granted on the fifteenth day of the month following the month that such Interim Grants are approved by the compensation committee or a delegate, or if later, for a new hire or promotion grant, the date of hire or promotion.
The exercise price of any equity award requiring an exercise price shall be no less than the fair market value (as defined in the 2021 Plan) of our common stock on the grant date.
Stock Ownership Guidelines
One of the key objectives of our executive compensation program is alignment of the interests of our executive officers with the interests of our stockholders. We believe that ensuring that executive officers are stockholders and have a significant financial interest in our company is an effective means to accomplish this objective. The Board has approved stock ownership guidelines setting levels of ownership of our common stock that our executive officers, including our named executive officers, and our non-employee directors are expected to satisfy within five years. The ownership requirements are as follows:
Position	Ownership Requirement
Chief Executive Officer	5x Base Salary
Direct reports to Chief Executive Officer	3x Base Salary
Other Board-appointed Officers	2x
Non-employee Directors	5x Board Annual Retainer
Newly appointed executive officers and non-employee directors (after the effective date of the guidelines) will have until the fifth anniversary of their appointment to satisfy their ownership requirement. Each of our executive officers and non-employee directors has either satisfied the ownership requirements under the guidelines or has additional time to do so.
Compensation Recovery Policy
We maintain a compensation recovery policy pursuant to which certain incentive based compensation received by our executive officers. Our policy provides for the recoupment of certain executive compensation in the event either (i) we are required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements or (ii) an executive officer engages in illegal or improper conduct causing financial or reputational harm to us. The incentive based compensation subject to the policy includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of a measure that is determined and presented in accordance with the accounting principles used in preparing our financial statements, any measures that are derived wholly or in part from such measures, or stock price or total stockholder return. We intend to amend the policy as and when necessary to reflect applicable changes in law and Nasdaq rules, including the requirements of the final regulations promulgated by the SEC.
Policy Prohibiting Pledging and Hedging Shares of Stock
As part of our Board-approved policy prohibiting insider trading, our directors, executive officers and certain employees are prohibited from engaging in any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Our directors, executive officers and employees are also prohibited from holding shares of our common stock (or any other Company securities) in a margin account or otherwise pledging such stock or other securities as collateral for a loan. Our Board oversees our securities trading policy and our general counsel administers our securities trading policy.

REPORT OF THE AUDIT COMMITTEE
In accordance with its written charter, the audit committee’s purposes include assisting the Board with overseeing and taking appropriate action with respect to (i) our accounting, financial reporting processes and internal controls as well as the quality and integrity of our financial statements; (ii) the independent registered public accounting firm and their qualifications, independence and performance; (iii) finance and treasury matters, as described in the charter; (iv) our compliance with legal and regulatory requirements, and compliance by our directors and officers with our code of conduct; and (v) our financial risk assessment, financial risk management and financial risk mitigation policies and programs, including matters relating to privacy and cybersecurity.
In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the 2022 Annual Report on Form 10-K with our management and the independent registered public accounting firm.
The audit committee discussed with the independent registered public accounting firm matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, our independent registered public accounting firm provided to the audit committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee discussed with the independent registered public accounting firm the firm’s independence.
The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The audit committee has considered whether the provision of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees set forth in “Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm” below was compatible with maintaining the independence of the independent registered public accounting firm and determined that such services did not adversely affect the independence of the firm.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 1, 2023, for filing with the SEC.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.
AUDIT COMMITTEE
John T. Kurtzweil, Chair
Gregory B. Graves
Gary J. Obermiller

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP served as our independent registered public accounting firm for fiscal 2022, and has served as our (or our predecessor CMI Acquisition, LLC’s) independent registered public accounting firm since 2019. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement and answer appropriate questions that may be asked by stockholders.
The audit committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023, subject to stockholder ratification at the Annual Meeting.
The audit committee charter does not require that our stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our audit committee may reconsider whether to retain Deloitte & Touche LLP, but still may retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our or our stockholders’ best interests.
Fees billed to us by Deloitte & Touche LLP for the years ended and January 1, 2023 and January 2, 2022 were as follows:
	Fiscal Year 2022	Fiscal Year 2021
Audit Fees(1)	$980,977	$960,855
Audit-Related Fees	—	—
Tax Fees(2)	212,156	278,775
All Other Fees	—	—
Total	$1,193,133	$1,239,630
(1)
Audit of annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and other documents filed with the SEC, including our registration statement on Form S-1 relating to our IPO in 2021 and our registration statement on Form S-3 relating to common stock offerings in 2022, and other services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2)	Tax compliance, planning and advisory fees, including out-of-pocket expenses.
The audit committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by its independent registered public accounting firm. Pursuant to these policies and procedures, the audit committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals are presented to the full audit committee at its next scheduled meeting. The audit committee’s pre-approval policies do not permit the delegation of the audit committee’s responsibilities to management. In fiscal 2022, the audit committee pre-approved all services provided by our independent registered public accounting firm, and no fees to the independent registered public accounting firm were approved pursuant to the de minimis exception under SEC rules.
The Board recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

PROPOSAL 3. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE SKYWATER TECHNOLOGY, INC. 2021 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan (the “Restated 2021 Plan”), which, among other changes, increases the aggregate number of shares of common stock that may be issued under the Restated 2021 Plan by 4,222,000 shares.
Our Board believes that the Restated 2021 Plan, if approved, will be a vital component of our compensation program, since it will allow us to continue to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value.
In view of the foregoing and for the reasons described below, on March 2, 2023, the Board approved the Restated 2021 Plan, subject to approval by our stockholders at the 2023 Annual Meeting. The Restated 2021 Plan will only become effective if approved by our stockholders at the 2023 Annual Meeting. If approved, the effective date of the Restated 2021 Plan will be June 7, 2023. If our stockholders do not approve the Restated 2021 Plan, then the 2021 Plan as in effect prior to its amendment and restatement will remain in full force and effect.
The following summary of the material terms of the Restated 2021 Plan is qualified in its entirety by the full text of the Restated 2021 Plan, a copy of which is attached to this proxy statement as Appendix A. Any inconsistencies between the summary and the text of the Restated 2021 Plan will be governed by the text of the Restated 2021 Plan. Stockholders are urged to carefully read the provisions of the Restated 2021 Plan.
The Board recommends a vote “FOR” the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan.
Background of the Restated 2021 Plan; Dilutive Impact
Prior to our IPO in 2021, our Board and our stockholders approved the 2021 Equity Incentive Plan with 5,000,000 authorized shares, subject to increase on the first business day of each calendar year after the plan became effective, of the least of 150,000 shares of stock, 3% of the outstanding shares of stock on the last day of the immediately preceding calendar year, or such lesser number as determined by our compensation committee. As a result of this “evergreen” provision, the number of authorized shares under the 2021 Plan was increased by 150,000 shares on each of the first business day of 2022 and 2023.
The purpose of the plan is to promote our interests and our stockholders’ interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business, and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our stockholders.
Before giving effect to the amendment and restatement of the 2021 Plan, as of April 2, 2023, there were 2,411,751 shares of common stock subject to outstanding awards under the plan, and 1,889,234 shares of our common stock remained available for grants under the plan. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company and that the share reserve amount under the 2021 Plan should increase by 4,222,000 shares in the aggregate.
The Board firmly believes that the approval of the Restated 2021 Plan to increase the share reserve under the plan is essential to build and grow our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board believes that equity awards are a competitive necessity in the environment in which we operate and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who will help the Company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success. In setting the new amount of shares authorized under the plan (as set forth in the Restated 2021 Plan document), the Board considered, among other factors, the historical amounts of equity awards granted by the Company, the potential future grants over the next several years, and the recommendations by the Company’s chief executive officer for other named executive officers.
The Restated 2021 Plan incorporates several provisions that are considered leading pay practices or that protect our stockholders’ interests, including the following:
•	No tax gross-ups for excise taxes that may be imposed on payments to our executive officers in connection with a change in control.
•
A “double trigger” requirement for accelerated vesting of equity grants upon a change in control in which the grants are assumed or replaced so that, in addition to the occurrence of the change in control, an award holder’s employment must be terminated by us without cause or by the award holder with good reason in order for his or her unvested equity awards to become vested on an accelerated basis.

•	Administration with respect to awards made to our officers by a compensation committee composed entirely of independent directors.
•	The exercise prices for stock options and stock appreciation rights must be at least 100% of fair market value on the grant date of the award, and may not be decreased after the grant date.
•
Elimination of the “evergreen” provision, such that the number of shares reserved for issuance under the Restated 2021 Plan will no longer automatically increase each year. Further, no amendments may be made to the Restated 2021 Plan to materially increase the number of shares reserved for issuance under the plan without the approval of our stockholders.

•	No awards may be issued retroactively.
•	Awards granted under the Restated 2021 Plan generally may not vest (in whole or in part) earlier than the first anniversary of the date of grant.
•	Dividends and dividend equivalent units may not be distributed unless and until the underlying award with respect to which such dividends or dividend equivalents were granted become vested.
Based solely on the closing price of our common stock as reported on the Nasdaq Capital Market on the last trading day prior to April 2, 2023, the maximum aggregate market value of the 4,222,000 additional shares that could potentially be issued under the Restated 2021 Plan is approximately $48,046,360. Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.
Summary of the Material Terms of the Restated 2021 Plan
Adoption, Effective Date and Term
If our stockholders approve the Restated 2021 Plan, it will become effective immediately and will terminate on June 7, 2033, unless the Restated 2021 Plan is terminated earlier by the Board or in connection with a change in control of our company.
Types of Awards
The Restated 2021 Plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.
Administration
The Restated 2021 Plan will be administered by the compensation committee of our Board. During any period of time in which we do not have a compensation committee, the Restated 2021 Plan will be administered by the Board or another committee appointed by the Board. With certain exceptions and to the extent permitted by applicable law, the compensation committee may delegate some or all of its authority to our chief executive officer or any other officer.

The compensation committee will have full power and authority to take all actions and to make all determinations required or provided for under, and to interpret all provisions of, the Restated 2021 Plan and any award or award agreement thereunder. The committee also will determine who will receive awards under the Restated 2021 Plan, the type of award and its terms and conditions, and the number of shares of common stock subject to the award or to which an award relates.
Eligibility
Awards may be granted under the Restated 2021 Plan to individuals who are employees, officers, or non-employee directors of our company or any of our affiliates, consultants and advisors who perform services for our company or any of our affiliates, and any other individual whose participation in the Restated 2021 Plan is determined to be in the best interests of our company by the compensation committee. As of January 1, 2023, there were approximately 55 individuals who would have been eligible for grants of awards under the Restated 2021 Plan.
Share Authorization, Usage and Limits
The number of shares reserved for issuance under the Restated 2021 Plan since its original effective date is the sum of the original number of 5,000,000 shares of common stock, the two additional increases of 150,000 shares in each of 2022 and 2023 as a result of the effect of the “evergreen” provision, and an additional 4,222,000 shares for issuance pursuant to awards under the Restated 2021 Plan. The Restated 2021 Plan eliminates the “evergreen” provision with the result that any future increases in the number of shares of common stock must be approved by our stockholders. The number of shares so reserved are subject to adjustment as described in “Adjustments for Certain Events” below. All of the shares reserved for issuance under the Restated 2021 Plan may be issued pursuant to incentive stock options.
If any awards terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock or are settled in cash in lieu of shares of common stock, then the shares of common stock subject to such awards will again be available for purposes of the Restated 2021 Plan. However, the number of shares of common stock available for issuance under the Restated 2021 Plan will not be increased by the number of shares: tendered, withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option; not issued upon the net settlement or net exercise of a stock appreciation right that is settled in shares; deducted or delivered from payment of an award in connection with our tax withholding obligations; or purchased by us with the proceeds from option exercises.
Shares of common stock that are subject to awards will be counted against the Restated 2021 Plan share limit as one share of common stock for every one share of common stock subject to the award.
Options
The Restated 2021 Plan permits the grant of incentive stock options (under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) and options that do not qualify as incentive stock options, which are referred to as nonqualified stock options. Any or all of the shares of common stock reserved for issuance under the Restated 2021 Plan are available for issuance pursuant to incentive stock options, but incentive stock options may be granted only to our employees and employees of our corporate subsidiaries. The exercise price of each option will be determined by the compensation committee, except that the exercise price may not be less than 100% (or, for incentive stock options granted to any 10% stockholder, 110%) of the fair market value of a share of common stock on the date on which the option is granted. To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, the option, or such excess portion of the option, will be treated as a nonqualified stock option.
The term of an option may not exceed ten years (or, for incentive stock options granted to any 10% stockholder, five years) from the date of grant. The compensation committee will determine the time or times at which each option may be exercised (subject, for awards granted on or after the Restated 2021 Plan’s effective date, to the minimum vesting requirements described below) and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the compensation committee.

Awards of options are nontransferable, except for transfers by will or the laws of descent and distribution or, if authorized in the applicable award agreement, for transfers of nonqualified stock options, not for value, to family members pursuant to the terms and conditions of the Restated 2021 Plan.
Stock Appreciation Rights
The Restated 2021 Plan permits the grant of stock appreciation rights. A stock appreciation right represents the grantee’s right to receive a compensation amount, based on the value of the appreciation in our common stock from the date of grant to the date of exercise, if vesting criteria or other terms and conditions established by the compensation committee are met, subject, for awards granted on or after the Restated 2021 Plan’s effective date, to the minimum vesting requirements described below. The exercise price of each stock appreciation right will be determined by the compensation committee, except that the exercise price may not be less than 100% of the fair market value of a share of common stock on the date on which the stock appreciation right is granted, and the term of a stock appreciation right may not exceed ten years from the date of grant. A grantee who receives stock appreciation rights will have no rights of a stockholder as to the shares of common stock on which the stock appreciation right is based unless and until the shares of stock are issued under the award, if at all. If the vesting criteria or other terms and conditions are met, we will settle stock appreciation rights in cash, shares of common stock, or a combination of the two. Awards of stock appreciation rights are nontransferable, except for transfers by will or the laws of descent and distribution or, if authorized in the applicable award agreement, for transfers not for value to family members pursuant to the terms and conditions of the Restated 2021 Plan.
No Repricing
The compensation committee may not amend the terms of outstanding options or stock appreciation rights to reduce the applicable exercise price, cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, or cancel outstanding options or stock appreciation rights with an exercise price above the current fair market value of a share of our common stock in exchange for cash or other securities, in each case, unless such action is subject to and approved by our stockholders or would not be deemed to be a repricing under the rules any stock exchange on which our common stock is listed.
Restricted Stock
The Restated 2021 Plan permits the grant (or sale at the purchase price determined by the compensation committee) of restricted stock awards. A restricted stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as the compensation committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments, or otherwise, as the compensation committee may determine, subject, for awards granted on or after the Restated 2021 Plan’s effective date, to the minimum vesting requirements described below. Unless otherwise provided in an award agreement, a grantee who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of common stock, except that any dividends will be withheld, accumulated and paid only at the same time and on the same conditions as the underlying shares vest or will be reinvested in additional shares of restricted stock that will be subject to the same restrictions on transferability and other restrictions, including forfeiture conditions, as apply to the original shares on which those dividends are paid. Dividends paid on shares of restricted stock which vest based on the achievement of performance goals will not vest unless the applicable performance goals are achieved. During the period, if any, in which shares of restricted stock are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her shares of restricted stock.
Restricted Stock Units and Deferred Stock Units
The Restated 2021 Plan also permits the grant of restricted stock units and deferred stock units. Restricted stock units represent the grantee’s right to receive a compensation amount, based on the value of the shares of common stock, if vesting criteria or other terms and conditions established by the compensation committee are met, subject, for awards granted on or after the Restated 2021 Plan’s effective date, to the minimum vesting requirements described below. If the vesting criteria or other terms and conditions are met, we will settle restricted stock units in cash, shares of common stock or a combination of the two. Deferred stock units are restricted stock units that provide for the settlement and delivery of cash, shares of common stock, or a combination of the two after the date of vesting, consistent with the terms of Section 409A of the Code. A grantee who receives restricted stock units or deferred stock units will have no rights of a stockholder as to the shares of common stock on which the restricted stock unit or deferred stock unit is based, though the compensation committee may provide that a grantee of restricted stock units or deferred stock units will be entitled to receive dividend equivalent rights, which are discussed below, paid on an equivalent number of shares of common stock. During the period, if any, in which restricted stock units or deferred stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her restricted stock units or deferred stock units.
Unrestricted Stock and Other Equity-Based Awards
The Restated 2021 Plan permits the grant (or, for unrestricted stock, sale at the purchase price determined by the compensation committee) of unrestricted stock and other types of common stock-based awards. An unrestricted stock award is an award of shares of common stock free of any restrictions. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the committee. The terms and conditions that apply to other equity-based awards are determined by the compensation committee.
Dividend Equivalent Rights
The Restated 2021 Plan permits the grant of dividend equivalent rights in connection with the grant of any full-value equity-based award. Thus, dividend equivalent rights may not be granted with respect to options, stock appreciation rights or any other equity-based award that is not measured in relation to the full value of one share of our common stock. Dividend equivalent rights are rights to receive (or to receive credits for the future payment of) cash, shares of common stock, other awards or other property equal in value to dividend payments or distributions paid or made with respect to a specified number of shares of common stock. The compensation committee will determine the terms and conditions of any dividend equivalent rights, except that no dividend equivalent rights may vest, be settled or paid unless and to the same extent as the award to which is relates becomes vested, settled and paid.
Performance Awards
The Restated 2021 Plan permits the grant of performance awards and annual incentive awards in such amounts and upon such terms as the compensation committee may determine. Each grant of a performance award will have an initial actual or target cash value or an actual or target number of shares of common stock that is established by the committee at the time of grant. The committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the amount of cash or value or number of shares of common stock that will be earned by a grantee under such performance awards and annual incentive awards. The performance goals may be based on one or more of the performance measures described below. The compensation committee will establish the performance periods for performance awards and annual incentive awards, subject, for awards granted on or after the Restated 2021 Plan’s effective date, to the minimum vesting requirements described below. Performance awards and annual incentive awards may be payable in cash or shares of common stock, or a combination thereof, as determined by the compensation committee.
Under the Restated 2021 Plan, the compensation committee may use one or more of the following business criteria in establishing performance goals:
•	net earnings or net income;
•	operating earnings;
•	pretax earnings;
•	earnings per share;
•	share price, including growth measures and total stockholder return;
•	before interest and taxes;

•	earnings before interest, taxes, depreciation and/or amortization;
•
earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; impact of purchase accounting; gain or loss related to investments; amortization of intangible assets; sales and use tax settlements; legal proceeding settlements; gain on non-monetary transactions; and adjustments for the income tax effect of any of the preceding adjustments;

•	sales or revenue growth or targets, whether in general or by type of product, service or customer;
•	gross or operating margins;
•	return measures, including return on assets, capital, investment, equity, sales or revenue;
•
cash flow, including: operating cash flow; free cash flow, defined as operating cash flow less capital expenditures or as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in the eighth bullet point above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment;

•	productivity ratios;
•	costs, reductions in cost and cost control measures;
•	expense targets;
•	market or market segment share or penetration;
•	financial ratios as provided in our credit agreements;
•	working capital targets;
•	completion of acquisitions of businesses, companies or assets or completion of integration activities following an acquisition of businesses, companies or assets;
•	completion of divestitures and asset sales;
•	regulatory achievements or compliance;
•	customer satisfaction measurements;
•	execution of contractual arrangements or satisfaction of contractual requirements or milestones;
•	product development achievements;
•	monthly recurring revenue;
•	revenue retention rates; and
•	any combination of the foregoing business criteria.
The compensation committee may establish performance goals on a company-wide basis or with respect to one or more business units, divisions, affiliates or operating segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices, and it may use goals other than the foregoing business criteria.
Minimum Vesting
All awards granted under the Restated 2021 Plan on or after its effective date must have a minimum vesting period of one year from its grant date, except for awards with respect to up to 5% of the total number of shares of common stock reserved under the Restated 2021 Plan. Our compensation committee may, however, accelerate the vesting or deem an award earned, in whole or in part, upon a participant’s death, disability, retirement, termination without cause or for good reason (if applicable), at the time of a change of control or in any other circumstance the compensation committee determines.

Change in Control
Except as provided in an award agreement, if we experience a change in control in which outstanding awards will not be assumed or continued by the surviving entity:
•
Except for performance awards and annual incentive awards, immediately before the change in control, all outstanding shares of restricted stock and all restricted stock units, deferred stock units and dividend equivalent rights will vest, and the shares of common stock underlying, or cash payment promised under, such awards will be delivered. In the discretion of the compensation committee, any such awards that would normally be settled in shares may instead be settled with a cash payment equal to the value of such shares.

•
At the discretion of the compensation committee, either all options and stock appreciation rights will become exercisable for at least 15 days before the change in control and terminate, if unexercised, upon the completion of the change in control, and/or all options and stock appreciation rights will be canceled in exchange for a payment (to be made in cash and/or capital stock) equal to the number of options and stock rights being cancelled multiplied by the excess of the change in control price per share over the exercise price or grant price for such options or stock appreciation rights.

•
In the case of performance awards and annual incentive awards, if less than half of the performance period has lapsed, then the awards will be treated as though target performance thereunder has been achieved, and if at least half of the performance period has lapsed, actual performance to date (if determinable) will be determined and treated as achieved. If actual performance is not determinable, the awards will be treated as though target performance thereunder has been achieved.

•	Other equity-based awards will be governed by the terms of the applicable award agreement.
Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards will be assumed or continued by the surviving entity, the Restated 2021 Plan and awards granted thereunder will continue under their terms, with appropriate adjustments to the number of shares subject to or underlying an award and to the exercise prices of options and stock appreciation rights. If, during the 24 month period following a change in control, an award holder is terminated without cause or terminates for good reason, then all of such award holder’s awards will vest full on the date of such termination (assuming, for performance awards for which the performance period is not completed, that maximum performance had been achieved) and be paid or settled, and any of such individual’s options or stock appreciation rights shall remain exercisable for a minimum of ninety (90) days after such termination, but not beyond the expiration date of such award.
Adjustments for Certain Events
The compensation committee will make appropriate adjustments in outstanding awards and the number of shares of common stock reserved and available for issuance under the Restated 2021 Plan to reflect certain changes in our stock on account of mergers, reorganizations, recapitalizations, reclassifications, stock splits, spin-offs, combinations of stock, exchanges of stock, stock dividends and other, similar events.
Clawback or Recoupment
All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the compensation committee or any applicable law, rule or regulation.
Amendment, Suspension or Termination
The Board may, at any time and from time to time, amend, suspend or terminate the Restated 2021 Plan so long as no amendment, suspension or termination adversely impairs the rights or obligations under any outstanding award without the affected grantee’s consent. The effectiveness of any amendment to the Restated 2021 Plan will be contingent on approval of such amendment by our stockholders to the extent provided by the Board or required by applicable laws (including, for so long as our common stock is listed on a stock exchange, the rules of such stock exchange).

U.S. Federal Income Tax Consequences
The material U.S. federal income tax consequences of the awards that may be granted under the Restated 2021 Plan under current U.S. federal income tax law are summarized in the following discussion. The following discussion is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed because they may vary depending on individual circumstances and from jurisdiction to jurisdiction. The exact U.S. federal income tax treatment of transactions under the Restated 2021 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Nonqualified Stock Options
There are no immediate U.S. federal income tax consequences of receiving an award of nonqualified stock options under the Restated 2021 Plan. Upon exercise of the option, the difference between the exercise price and the fair market value of the shares subject to the option on the exercise date will constitute compensation income taxable to the participant. We will be entitled to a deduction equal to the amount of compensation income taxable to the participant if we comply with applicable reporting requirements, subject to the limitations of Section 162(m) of the Code. Upon the participant’s disposition of shares acquired upon exercise, any gain realized in excess of the fair market value of the shares at the time of exercise will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Incentive Stock Options
There are no immediate U.S. federal income tax consequences of receiving an award of incentive stock options under the Restated 2021 Plan. In addition, although a participant generally will not recognize taxable income upon the exercise of an incentive stock option, the participant’s alternative minimum taxable income will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the exercise date, exceeds the aggregate exercise price. Further, except in the case of the participant’s death or disability, if an option is exercised more than three months after the participant’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options.
If a participant sells the shares acquired upon exercise of an incentive stock option at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised, any excess of the sale price of the option shares over the exercise price will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition occurs before such two-year and one-year periods, the excess of the fair market value of the option shares on the disposition date over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes, and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. We will not be entitled to a deduction with respect to an incentive stock option unless the participant engages in a disqualifying disposition, at which time we will be entitled to a deduction equal to the amount of the compensation income taxable to the participant, subject to the limitations of Section 162(m) of the Code.
Stock Appreciation Rights
There are no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights under the Restated 2021 Plan. Upon exercise of stock appreciation rights, the distribution of shares of common stock or the cash payment in satisfaction of the stock appreciation rights will be taxable as compensation income when the distribution or payment is actually or constructively received by the participant. The amount taxable as compensation is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. We will be entitled to a deduction equal to the amount of any compensation income taxable to the participant, subject to the limitations of Section 162(m) of the Code.

Restricted Stock
Generally, a participant will not recognize any taxable income for U.S. federal income tax purposes in the year of the restricted stock award if the common stock subject to the award is nontransferable and subject to a substantial risk of forfeiture. A participant, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the award date, determined without regard to the restrictions. If a participant does not make a Section 83(b) election, then the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the participant and will be taxable in the year in which the restrictions lapse. Dividends and distributions paid on restricted stock for which a participant has not made a Section 83(b) election are taxed as compensation income when paid. After such restricted stock vests (or earlier upon a participant’s timely Section 83(b) election), dividends and distributions paid on the restricted stock will no longer be considered compensation income. We generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the participant in the year in which the participant is taxed on the income, subject to the limitations of Section 162(m) of the Code.
Restricted Stock Units and Deferred Stock Units
There are no immediate U.S. federal income tax consequences to a participant upon receiving an award of restricted stock units or deferred stock units under the Restated 2021 Plan. A distribution of shares of common stock or payment of cash in satisfaction of an award of restricted stock units or deferred stock units will be taxable as compensation income when the distribution or payment is actually or constructively received by the participant. The amount taxable as compensation income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. We will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the participant, subject to the limitations of Section 162(m) of the Code.
Unrestricted Stock
If a participant receives an award of unrestricted stock, the participant will be required to recognize compensation income for U.S. federal income tax purposes in an amount equal to the fair market value of the shares on the award date, reduced by the amount, if any, paid for such shares. We will be entitled to deduct the amount of any compensation income taxable to the participant, subject to the limitations of Section 162(m) of the Code. Upon the participant’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalent Rights
If a participant receives an award of dividend equivalent rights, the participant will be required to recognize ordinary income for U.S. federal income tax purposes in the amount distributed to the participant pursuant to the award. If we comply with applicable reporting requirements, we will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.
Performance Awards
There are no immediate U.S. federal income tax consequences to a participant upon receiving a performance or an annual incentive award under the Restated 2021 Plan. A distribution of shares of common stock or payment of cash in satisfaction of a performance or an annual incentive award will be taxable as compensation income when the distribution or payment is actually or constructively received by the participant. The amount taxable as compensation income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. We will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the participant, subject to the limitations of Section 162(m) of the Code.
Section 162(m) of the Code
Section 162(m) of the Code limits publicly held companies to an annual deduction for U.S. federal income tax purposes of one million dollars for compensation paid to persons who are or were the chief executive officer, the chief financial and the three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year, referred to as covered employees. Individuals who become covered employees generally retain that status for purposes of the deduction limit even if they cease to serve in a covered role.
New Plan Benefits
The awards that may be granted to eligible individuals under the Restated 2021 Plan in the future is not determinable at this time, as such grants are subject to the discretion of the compensation committee.
Equity Compensation Plan Information
The following table sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of January 1, 2023:
	(a)	(b)	(c)
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders(1)	1,110,000(2)	$12.92(3)	3,254,000(4)
Equity compensation plans not approved by our stockholders(5)	N/A	N/A	N/A
Total	1,110,000	$12.92(3)	3,254,000(4)
(1)
Columns (a) and (c) of the table above do not include 562,000 unvested restricted common stock units outstanding under the SkyWater Technology, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”) or 519,000 shares authorized for issuance under the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan.

(2)	Consists of options outstanding under the Equity Incentive Plan.
(3)	Represents the weighted-average exercise price of outstanding options under the Equity Incentive Plan.
(4)	Reflects the number of shares available for future issuance under the Equity Incentive Plan.
(5)	Columns (a) and (c) of the table above do not include 537,000 unvested restricted common stock units outstanding that were converted from restricted unit units upon our corporate conversion.
The Board recommends a vote “FOR” the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan.

PROPOSAL 4. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE SKYWATER TECHNOLOGY, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan (the “Restated ESPP”), which, among other changes, increases the aggregate number of shares of common stock that may be issued under the Restated ESPP by 750,000 shares.
Our Board believes that the Restated ESPP, if approved, will be important in our efforts to recruit and retain employees by enabling eligible employees to acquire proprietary interests in our company through the purchase and ownership of shares of our common stock. The Restated ESPP is intended to benefit us and our stockholders by incentivizing participants to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability and that will benefit our stockholders and other important stakeholders.
In view of the foregoing and for the reasons described below, on March 2, 2023, the Board approved the Restated ESPP, subject to approval by our stockholders at the 2023 Annual Meeting. The Restated ESPP will only become effective if approved by our stockholders at the 2023 Annual Meeting. If approved, the effective date of the Restated ESPP Plan will be June 7, 2023. If our stockholders do not approve the Restated ESPP, then the 2021 Employee Stock Purchase Plan as in effect prior to its amendment and restatement will remain in full force and effect.
The following summary of the material terms of the Restated ESPP is qualified in its entirety by the full text of the Restated ESPP, a copy of which is attached to this proxy statement as Appendix B. Any inconsistencies between the summary and the text of the Restated ESPP will be governed by the text of the Restated ESPP. Stockholders are urged to carefully read the provisions of the Restated ESPP.
The Board recommends a vote “FOR” the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan.
Background of the Restated ESPP; Dilutive Impact
Prior to our IPO in 2021, our Board and our stockholders approved the 2021 Employee Stock Purchase Plan with 700,000 authorized shares, subject to increase on the first business day of each calendar year after the plan became effective, of the least of 7,000 shares of stock, 1% of the outstanding shares of stock on the last day of the immediately preceding calendar year, or such lesser number as determined by our compensation committee. As a result of this “evergreen” provision, the number of authorized shares under the 2021 Employee Stock Purchase Plan was increased by 7,000 shares on each of the first business day of 2022 and 2023.
Before giving effect to the amendment and restatement of the 2021 Employee Stock Purchase Plan, as of April 2, 2023, 401,038 shares of our common stock remained available for grants under the plan. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company and that the share reserve amount under the plan should increase by 750,000 shares in the aggregate.
The Board firmly believes that the approval of the Restated ESPP to increase the share reserve under the plan is essential to ensure that current and future eligible employees can purchase shares of our common stock on the favorable basis provided by the plan, which will motivate such individuals to build and grow our business. In setting the new amount of shares authorized under the plan (as set forth in the Restated ESPP document), the Board considered, among other factors, the historical amounts of share purchases, and the potential future grants over the next several years.
Based solely on the closing price of our common stock as reported on the Nasdaq Capital Market on the last trading day prior to April 2, 2023, the maximum aggregate market value of the 750,000 additional shares that could potentially be issued under the Restated ESPP is approximately $8,535,000. Options under the ESPP may only be granted to eligible employees.
Summary of the Material Terms of the Restated ESPP
Overview
Under the Restated ESPP, eligible employees may authorize payroll deductions of up to 15% of eligible compensation for the purchase of our common stock on specified purchase dates established by the plan administrator, which purchase dates have typically occurred at the end of 6-month offering periods. The purchase price for shares in an offering period may be equal to either (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower. Unless determined otherwise by the plan administrator, the purchase price will be equal to 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower.
The Restated ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
Administration
The Restated ESPP may be administered by our Board or a committee of the Board designated from time to time by resolution of the Board, which we refer to as the “plan administrator.” The plan administrator has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the Restated ESPP, including the authority to determine whether the purchase price for any offering period will be equal to the lower of: (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower.
Shares Available Under the Restated ESPP
The number of shares reserved for issuance under the Restated ESPP since its original effective date is the sum of the original number of 700,000 shares of common stock, the two additional increases of 7,000 shares in each of 2022 and 2023 as a result of the effect of the “evergreen” provision, and an additional 750,000 shares for issuance pursuant to awards under the Restated ESPP. The Restated ESPP eliminates the “evergreen” provision with the result that any future increases in the number of shares of common stock must be approved by our stockholders. The number of shares so reserved are subject to adjustment as in the event of a stock split, reverse stock split, stock dividend, combination or reclassification or similar event.
Offering Periods
The Restated ESPP will be implemented through a series of offerings under which eligible employees are granted purchase rights to purchase our common stock on specified dates during such offerings. The plan administrator will determine the length of each offering period, which cannot be more than 27 months. Unless otherwise determined by the plan administrator, the Restated ESPP will be implemented through successive offering periods of approximately six months’ duration. Each participant is granted a separate purchase right to purchase shares of common stock for each offering period in which he or she participates. Purchase rights under the Restated ESPP are granted on the start date of each offering period and are automatically exercised on the last day of the offering period. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant’s payroll deductions for the offering period by the purchase price in effect for such period.
In the event of certain significant corporate transactions, such as a merger, asset sale or liquidation, the plan administrator may determine, in its sole discretion, to shorten the offering period then in-effect to a new purchase date. If the plan administrator shortens the offering period then in progress to a new purchase date, the plan administrator will provide notice to each participant that (i) his or her purchase right will be automatically exercised on the new purchase date or (ii) the Company will pay to him or her, on the new purchase date, cash, cash equivalents, or property as determined by the plan administrator that is equal to the difference in the fair market value of the shares of common stock covered by his or her purchase right and the purchase price due had the purchase right been automatically exercised on the new purchase date.
Eligibility
Except as described in this paragraph with respect to certain foreign employees, all employees of the Company and any designated parent or subsidiary who are regularly expected to work for more than 20 hours per week and for more than five months per calendar year and who have been employed for such continuous period as the plan administrator may require (which period must be less than two years) are eligible to participate in the Restated ESPP. An eligible employee may only join an offering period in advance of the start date of that period. Designated parents and subsidiaries include any parent or subsidiary corporations of the

Company, whether now existing or hereafter organized, which elect, with the approval of the plan administrator, to extend the benefits of the Restated ESPP to their eligible employees. Unless the plan administrator determines otherwise, SkyWater Technology Foundry, Inc. is a designated subsidiary.
Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) are ineligible to participate in the Restated ESPP if his or her participation is prohibited under the laws on the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Restated ESPP or an offering to violate Section 423 of the Code.
As of January 1, 2023, there were approximately 690 employees who would have been eligible to participate in the Restated ESPP.
Purchase Provisions
Each participant in the Restated ESPP may authorize periodic payroll deductions that may not exceed 15% of his or her compensation, which is defined in the Restated ESPP to include the regular U.S. payroll base salary, unless the plan administrator determines otherwise. Unless otherwise determined by the plan administrator, compensation will not include bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation or contributions (other than employee deferrals under a 401(k) or cafeteria plan). A participant may reduce his or her rate of payroll deductions during an offering period, subject to the rules set by the plan administrator.
On the last day of each offering period, the accumulated payroll deductions of each participant are automatically applied to the purchase shares of common stock at the purchase price in effect for that period.
Purchase Price
The purchase price per share at which common stock is purchased on the participant’s behalf for each offering period may be equal to either (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower. Unless determined otherwise by the plan administrator, the purchase price will be equal to 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower.
Special Limitations
The Restated ESPP imposes certain limitations upon a participant’s right to acquire common stock, including the following limitations:
•
No purchase right may be granted to any individual if, immediately after such grant, the individual would own stock (including stock purchasable under any outstanding options or purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•
No purchase right granted to a participant may permit such individual to purchase common stock at a rate which exceeds $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year.

•
Until otherwise determined by the plan administrator, the maximum number of shares of common stock a participant may purchase in any offering period will be fixed in connection with the adoption of the Restated ESPP.

Termination of Purchase Rights
A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are refunded. A participant may withdraw from an offering period by giving advance notice prior to the end of that period and his or her accumulated payroll for the offering period in which withdrawal occurs may be refunded.

Assignability
No purchase right will be assignable or transferable (other than by will or the laws of descent and distribution) and will be exercisable only by the participant.
Changes in Capitalization
In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, other increases or decreases in the number of shares of common stock outstanding effected without the Company’s receipt of consideration or similar transactions, the plan administrator may make appropriate adjustments to (i) the maximum number of securities issuable under the Restated ESPP, (ii) the maximum number of securities a participant may purchase in an offering period, (iii) the number of securities by which the plan reserve is increased annually and (iv) the number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.
Amendment and Termination
The Restated ESPP will terminate ten years after it becomes effective, unless terminated earlier by the plan administrator. The plan administrator may at any time terminate or amend the Restated ESPP. To the extent required by Section 423 of the Code (or any successor rule or provision or any other applicable law), the Company will seek stockholder approval of amendments in such a manner and to such a degree as so required.
U.S. Federal Income Tax Consequences
The material U.S. federal income tax consequences of the options that may be granted under the Restated ESPP under current U.S. federal income tax law are summarized in the following discussion. The following discussion is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed because they may vary depending on individual circumstances and from jurisdiction to jurisdiction. The exact U.S. federal income tax treatment of transactions under the Restated ESPP will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of options and the disposition of any acquired shares.
The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. An employee will not realize taxable income at the time he or she purchases shares of common stock under the ESPP. The length of time an employee holds shares of common stock before disposing of them is an important variable in determining federal income tax consequences. A holding period starts on the first day of the offering period for which the shares are purchased and ends when the employee disposes of the shares.
If the employee’s holding period is at least two years, the employee will recognize ordinary income at the time of sale or disposition equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 15% of the fair market value of the shares on the date of grant (i.e., the first day of the offering period). Any gain on the disposition in excess of the amount treated as ordinary income will be long-term capital gain. We are not entitled to take a deduction for the amount of the discount in the circumstances described above. If the sale price is less than the purchase price, then there is no ordinary income, and the employee will have a capital loss equal to the difference between the sale price and the purchase price.
If an employee holds shares less than two years before disposing of them, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. We will be allowed a deduction in the year of disposal equal to the amount recognized as ordinary income.
New Plan Benefits
The benefits that will be received by or allocated to persons eligible to participate in the Restated ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of our common stock under the Restated ESPP (subject to the limits of the plan) are entirely within the discretion of each participant.
The Board recommends a vote “FOR” the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan.

STOCKHOLDER PROPOSALS
A stockholder who intends to present a proposal for action at our 2024 annual meeting of stockholders and who desires that such proposal be included in our proxy materials pursuant to SEC Rule 14a-8 must submit the proposal to us at our principal executive offices at 2401 East 86th Street Bloomington, Minnesota 55425, directed to the attention of our Secretary, no later than December 27, 2023.
A stockholder who otherwise intends to present business, other than a stockholder proposal pursuant to Rule 14a-8, or to nominate a director at our 2024 annual meeting of stockholders must comply with the requirements set forth in our bylaws. Among other matters, a stockholder must give written notice containing the information specified in our bylaws to our Secretary at our principal executive offices not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. Under our bylaws, we must receive notice of a stockholder’s intent to present business, other than pursuant to Rule 14a-8, or to nominate a director at our 2024 annual meeting of stockholders no later than 5:00 p.m. Eastern Time on March 9, 2024 and no earlier than February 8, 2024. If the notice is received outside of that time frame, then we are not required to permit the business or the nomination to be presented at the 2024 annual meeting of stockholders. Nevertheless, if the Board chooses to present such proposal at the 2024 annual meeting of stockholders, then the persons named in proxies solicited by the Board for the 2024 annual meeting of stockholders may exercise discretionary voting power with respect to such proposal. In addition to satisfying the foregoing requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act of 1934.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any owner of greater than 10% of our common stock to file reports with the SEC concerning their ownership of our common stock. Based solely upon information provided to us by individual directors, executive officers and owners of greater than 10% of our common stock, we believe that, during the fiscal year ended January 1, 2023, all of our directors, executive officers and owners of greater than 10% of our common stock timely complied with the Section 16(a) filing requirements, except that Forms 3 on behalf of Mses. Fares and Leong were filed late on March 3, 2022, Forms 3 on behalf of Amanda Daniel, Bradley Ferguson, Steve Kosier, Mark Litecky and John Spicer were filed late on June 21, 2022, and a Form 4 on behalf of Ms. Daniel reporting one transaction was filed late on June 21, 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
When is the Annual Meeting and how can I participate at the Annual Meeting?
The Annual Meeting will be held on Wednesday, June 7, 2023, at 10:00 a.m. Eastern Time, in a virtual format online via live webcast. The Annual Meeting will be held in a virtual format online via live webcast only. You will not be able to attend the Annual Meeting physically.
To attend the Annual Meeting, visit the virtual meeting website at www.virtualshareholdermeeting.com/SKYT2023 and use the 16-digit control number found on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you hold shares through a bank, broker or other nominee, you will need to contact such bank, broker or other nominee for assistance with your control number. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the online check-in procedures. If you have difficulty accessing the virtual Annual Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
This year’s stockholders question and answer session will include questions submitted in advance of and during the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your 16-digit control number. In addition, stockholders will be able to submit questions during the meeting via www.virtualshareholdermeeting.com/SKYT2023 by typing the question into the indicated question box and clicking “submit.” We expect to respond to questions during the Annual Meeting and may also respond to questions on an individual basis or by posting answers on our Investor Relations website after the meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 10, 2023 are entitled to receive the Notice of Annual Meeting of Stockholders and to vote their shares at the Annual Meeting. As of that date, there were 44,383,848 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are the “stockholder of record” of those shares. The Notice of Annual Meeting of Stockholders and this proxy statement and any accompanying materials have been provided directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting of Stockholders and this proxy statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.
How do I vote?
You may vote using any of the following methods:
•	By Internet: You can vote by Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.
•	By Telephone: You can vote by telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card.
•
By Mail: If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the accompanying proxy or voting instruction card and returning it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.

•	At the Annual Meeting: Stockholders who attend the Annual Meeting may vote by virtual presence online at the Annual Meeting. If you are a stockholder of record, you will need to visit the virtual meeting website at www.virtualshareholdermeeting.com/SKYT2023 and enter a valid 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and register in advance to vote at the Annual Meeting as described above under “When is the Annual Meeting and how can I participate at the Annual Meeting?”.
You can vote by proxy by Internet or by telephone until 11:59 p.m. Eastern Time on June 6, 2023 by following the instructions provided in the Notice of Internet Availability of Proxy Materials or on the proxy card. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.
Your vote is important. You can save us the expense of a second mailing by voting promptly.
What can I do if I change my mind after I vote?
Submitting your vote by proxy by Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a stockholder who has submitted a proxy does not in itself revoke a proxy. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by doing any of the following:
•	entering a new vote by Internet or by telephone;
•	submitting a subsequently dated and properly completed proxy card;
•	attending the virtual Annual Meeting and voting at the virtual Annual Meeting online; or
•	giving written notice of revocation to SkyWater Technology, Inc., c/o Christopher Hilberg, Secretary, 2401 East 86th Street Bloomington, Minnesota 55425.
However, if you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to certain stockholders via the Internet under the “Notice and Access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or before April 25, 2023, we mailed a Notice of Internet Availability of Proxy Materials to participating stockholders, containing instructions on how to access the proxy materials on the Internet to vote your shares by Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.
What is “householding” and how does it affect me?
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and receive paper copies of the proxy materials will receive only one copy of our proxy statement, Notice of Internet Availability of Proxy Materials and annual report to stockholders, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. Householding conserves natural resources and reduces our distribution costs. Stockholders who participate in householding will continue to receive separate proxy cards.
Upon request, we will promptly deliver a separate copy of the proxy statement and annual report to stockholders to any stockholder at a shared address to which a single copy of each document was delivered. For future deliveries of proxy statements and annual reports to stockholders, stockholders may also request us to deliver multiple copies at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the proxy statement and annual report to stockholders may also request delivery of a single copy upon request. Stockholders may notify us of their requests orally or in writing by contacting the Secretary of SkyWater Technology, Inc. at (952) 851-5200 or 2401 East 86th Street Bloomington, Minnesota 55425.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
Can I access the proxy materials and the 2022 Annual Report on the Internet?
The Notice of Annual Meeting of Stockholders, this proxy statement and our 2022 annual report to stockholders are available on www.proxyvote.com or on our website at www.skywatertechnology.com.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under New York Stock Exchange rules.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under New York Stock Exchange rules to vote your shares on the ratification of the appointment of Deloitte & Touche LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan or for the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan, in which case a broker non-vote will occur, and your shares will not be voted on these proposals.
What is a quorum for the Annual Meeting?
The presence of the holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?
Proposal		Vote Required
1.	Election of eight directors	Plurality of the votes cast
2.	Ratification of the appointment of Deloitte & Touche LLP	Majority of shares present and entitled to vote
3.	Approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan	Majority of shares present and entitled to vote
4.	Approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan	Majority of shares present and entitled to vote
Election of Eight Directors
Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present) with stockholders having the option to either vote “for” each director or to “withhold” their vote. For this purpose, “plurality” means that the nominees receiving the largest number of “for” votes will be elected as directors. Any shares not voted at the Annual Meeting, whether due to votes withheld, broker non-votes or otherwise, will have no impact on the election of the directors.
Ratification of the Appointment of Deloitte & Touche LLP
The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023. Abstentions will act as a vote against ratification of the appointment.

Approval of an Amendment and Restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan
The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan. Broker non-votes will have no effect on the voting results for this proposal. Abstentions will act as a vote against this proposal.
Approval of an Amendment and Restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan
The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan. Broker non-votes will have no effect on the voting results for this proposal. Abstentions will act as a vote against this proposal.
How will my shares be voted at the Annual Meeting?
If you submit your proxy by Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote:
•	FOR the election of each of the eight director nominees named in this proxy statement;
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023;
•	FOR the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan; and
•	FOR the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan.
Could other matters be decided at the Annual Meeting?
Other than the election of eight directors, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023, the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan and the approval of an amendment and restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan, the Board has no knowledge of any other matters to be presented for action by the stockholders at the Annual Meeting. However, if you return your signed and completed proxy card or vote by Internet or by telephone and any other business or matters properly come before the Annual Meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock.
Who will count the votes?
Our Secretary will tabulate the votes and act as inspector of election.

APPENDIX A: SKYWATER TECHNOLOGY, INC.
2021 EQUITY INCENTIVE PLAN
1. PURPOSE
The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. In furtherance of these purposes, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options.
2. DEFINITIONS
For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1 “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of making a grant of Options or Stock Appreciation Rights, an entity shall not be considered an Affiliate unless the Company holds a Controlling Interest in such entity. The preceding sentence does not, however, apply for purposes of determining whether Service is uninterrupted for purposes of vesting, exercisability, or expiration of Options and Stock Appreciation Rights.
2.2 “Annual Incentive Award” shall mean an Award, denominated in cash, made subject to attainment of performance goals (as provided in Article 13) over a Performance Period of up to one (1) year, which shall be the Company’s fiscal year, unless otherwise specified by the Board or the Committee.
2.3 “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations under the Code, the Securities Act, or the Exchange Act, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
2.4 “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award, an Annual Incentive Award, an Other Equity-Based Award, or cash.
2.5 “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.
2.6 “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
2.7 “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.
2.8 “Board” shall mean the Board of Directors of the Company.
2.9 “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.10 “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement shall mean, with respect to any Grantee and as determined by the Committee, (a) a violation of such Grantee’s obligations regarding confidentiality or the protection of sensitive, confidential, or proprietary information, or trade secrets; (b) an act or omission by such Grantee resulting in such Grantee being charged with a criminal offense which constitutes a felony or involves moral turpitude or dishonesty; (c) conduct by such Grantee which constitutes poor performance, gross neglect, insubordination, willful misconduct, or a breach of the Company’s Code of Conduct or a fiduciary duty to the Company or its stockholders; or (d) the Company’s determination that such Grantee violated state or federal law relating to the workplace environment, including, without limitation, laws relating to sexual harassment or age, sex, race, or other prohibited discrimination. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.11 “Change in Control” shall mean, subject to the Board’s discretion to determine otherwise pursuant to the final sentence of this Section 2.11 and subject to Section 18.11, the occurrence of any of the following:
(a) a transaction or a series of related transactions occurring after the Effective Date pursuant to which any Person or Group (other than the Company or any Affiliate) becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company;
(b) individuals who, as of the day following the IPO closing date for the first sale of Stock listed on a Stock Exchange or designated on a Securities Market, constitute the Board (the “Incumbent Board”) (together with any new directors whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;
(c) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation immediately after such transaction;
(d) the consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate), except any such transaction or series of transactions in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of such Person or Group immediately after such transaction or series of transactions; or
(e) the consummation of a plan or proposal for the liquidation, winding up, or dissolution of the Company.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
2.12 “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.
2.13 “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.14 “Company” shall mean SkyWater Technology, Inc., a Delaware corporation, and any successor thereto.

2.15 “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent,” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent,” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.16 “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.
2.17 “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months, provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.18 “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).
2.19 “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date of the declaration thereof.
2.20 “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval by the Company’s stockholders prior to the closing of the IPO.
2.21 “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.23 “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:
(a) If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b) If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.29 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method it deems appropriate, to be applied consistently with respect to Grantees, provided that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, by using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
Notwithstanding the foregoing, with respect to any Award granted on or after the IPO Effective Date but prior to the first date following the IPO upon which Stock is listed (or approved for listing) upon notice of issuance on any Stock Exchange or designated (or approved for designation) upon notice of issuance on any Securities Market, the Fair Market Value shall mean the price per share of Stock as set forth in the purchase agreement between the Company and the underwriters for the IPO that establishes the price of the Stock to be sold in the IPO.
2.24 “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.
2.25 “Good Reason” shall have the meaning set forth in the Grantee’s employment agreement (if any), applicable severance policy or plan, or Award agreement. If neither the Grantee’s employment agreement, applicable severance policy or plan, or Award agreement includes a definition of “Good Reason”, then the Grantee shall not have a right to terminate for Good Reason.
2.26 “Grant Date” of any Award shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves such Award, (b) the date on which the recipient of such Award first becomes eligible to receive an Award under Article 6 (such as, in the case of a new hire, the first date on which such new hire performs any Service), or (c) such date later than the dates specified in clauses (a) and (b) specified by the Committee in the corporate action approving the Award.
2.27 “Grantee” shall mean a Person who receives or holds an Award under the Plan.
2.28 “Group” shall have the meaning set forth in Sections 13(d) and 14(d) (2) of the Exchange Act.
2.29 “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code Section 422.
2.30 “Initial Public Offering” or “IPO” shall mean the initial firm commitment underwritten registered public offering of Stock by the Company.
2.31 “IPO Effective Date” shall mean the date on which the Company and the underwriters for the IPO enter into a purchase agreement establishing the price of the Stock to be sold in the IPO.
2.32 “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.33 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.34 “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.
2.35 “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.36 “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.
2.37 “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.
2.38 “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award, or an Annual Incentive Award.
2.39 “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G (b) (2), or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.40 “Performance Award” shall mean an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of Performance Measures (as provided in Article 13) over a Performance Period specified by the Committee.
2.41 “Performance Measures” shall mean performance criteria on which performance goals under Performance Awards are based, such as: (a) net earnings or net income; (b) operating earnings; (c) pretax earnings; (d) earnings per share; (e) share price, including growth measures and total stockholder return; (f) before interest and taxes; (g) earnings before interest, taxes, depreciation and/or amortization; (h) earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; impact of purchase accounting; gain or loss related to investments; amortization of intangible assets; sales and use tax settlements; legal proceeding settlements; gain on non-monetary transactions; and adjustments for the income tax effect of any of the preceding adjustments; (i) sales or revenue growth or targets, whether in general or by type of product, service or customer; (j) gross or operating margins; (k) return measures, including return on assets, capital, investment, equity, sales or revenue; (l) cash flow, including: operating cash flow; free cash flow, defined as operating cash flow less capital expenditures or as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in (h) above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment; (m) productivity ratios; (n) costs, reductions in cost and cost control measures; (o) expense targets; (p) market or market segment share or penetration; (q) financial ratios as provided in our credit agreements; (r) working capital targets; (s) completion of acquisitions of businesses, companies or assets or completion of integration activities following an acquisition of businesses, companies or assets; (t) completion of divestitures and asset sales; (u) regulatory achievements or compliance; (v) customer satisfaction measurements; (w) execution of contractual arrangements or satisfaction of contractual requirements or milestones; (x) product development achievements; (y) monthly recurring revenue; (z) revenue retention rates; and (aa) any combination of the foregoing business criteria.
2.42 “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the Performance Measures under Performance Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Awards.
2.43 “Performance Shares” shall mean a Performance Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, made subject to the achievement of Performance Measures (as provided in Article 13) over a Performance Period of up to ten (10) years.

2.44 “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, provided that, for purposes of Section 2.11(a) and Section 2.11(d), Person shall have the meaning set forth in Sections 13(d) and 14(d) (2) of the Exchange Act.
2.45 “Plan” shall mean this Skywater Technology, Inc. 2021 Equity Incentive Plan, as amended, modified or restated from time to time.
2.46 “Prior Plan” shall mean the 2017 Option Incentive Plan, as amended from time to time.
2.47 “Prior Stockholders” shall mean the holders of Stock and any other equity securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company or any sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (or other equity securities into which the Stock or such other equity securities are converted as part of such reorganization, merger, or consolidation).
2.48 “Reporting Person” shall mean a Person who is required to file reports under Section 16(a) of the Exchange Act.
2.49 “Restatement Effective Date” shall mean June 7, 2023.
2.50 “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.
2.51 “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.
2.52 “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.
2.53 “SAR Price” shall mean the per share exercise price of a SAR.
2.54 “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.55 “Securities Market” shall mean an established securities market.
2.56 “Separation from Service” shall have the meaning set forth in Code Section 409A.
2.57 “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.
2.58 “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.
2.59 “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.60 “Share Limit” shall have the meaning set forth in Section 4.1.
2.61 “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.62 “Stock” shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.
2.63 “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.
2.64 “Stock Exchange” shall mean the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or another established national or regional stock exchange.
2.65 “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.
2.66 “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.67 “Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.68 “Unrestricted Stock” shall mean Stock that is free of any restrictions.
2.69 “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person. Without limiting the generality of the foregoing, the Stock shall be Voting Stock of the Company.
3. ADMINISTRATION OF THE PLAN
3.1 Committee.
3.1.1 Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2 Composition of the Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan; provided, that, the composition of the Committee shall satisfy the composition requirements of any Stock Exchange on which the Stock is listed. Any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof.
3.1.3 Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.1.4 Delegation by Committee.
If and to the extent permitted by Applicable Laws, the Committee, by resolution, may delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2 Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3 Terms of Awards.
3.3.1 Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a) designate Grantees;
(b) determine the type or types of Awards to be made to a Grantee;
(c) determine the number of shares of Stock to be subject to an Award or to which an Award relates;
(d) establish the terms and conditions of each Award (including the Option Price of any Option, the SAR Price for any Stock Appreciation Right, or the purchase price for applicable Awards, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting

(including accelerated vesting), exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(e) prescribe the form of each Award Agreement evidencing an Award;
(f) subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and
(g) make Substitute Awards.
3.3.2 Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) policy or procedure of the Company or an Affiliate, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in the Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted for the purpose of complying with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
3.4 No Repricing Without Stockholder Approval.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for, or in substitution of, Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.5 Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options, SARs or any other Award that is not a full-value award. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6 Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.
4. STOCK SUBJECT TO THE PLAN
4.1 Number of Shares of Stock Available for Awards.
From and after the Restatement Effective Date, subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 5,000,000 shares of Stock (the original reserve), (b) an annual increase of 150,000 shares of Stock on each of the first business days of 2022 and 2023 pursuant to the prior “evergreen” provisions of the Plan, and (c) 4,222,000 shares of Stock (collectively the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.
4.2 Adjustments in Authorized Shares of Stock.
Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
4.3 Share Usage.
(a) Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.
(b) Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. The target number of shares of Stock issuable under a Performance Award shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares of Stock issued upon settlement of the Performance Award to the extent different from such target number of shares of Stock.
(c) If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, expiration, termination, or settlement, again be available for making Awards under the Plan.
(d) The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.
5. TERM; AMENDMENT AND TERMINATION
5.1 Term.
The Plan shall become effective as of the Effective Date; provided, however, that the IPO Effective Date shall be the earliest Grant Date under the Plan. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Restatement Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the Restatement Effective Date. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2 Amendment, Suspension, and Termination.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan, provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of any Grantee affected thereby, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be conditioned upon approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws.
6. AWARD ELIGIBILITY AND LIMITATIONS
6.1 Eligible Grantees.
Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2 Stand-Alone, Additional, Tandem, and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date, provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or any SAR.
6.3 Minimum Vesting Period; Discretion to Accelerate.
6.3.1 Minimum Vesting Period. Notwithstanding anything herein to the contrary, all equity Awards granted under the Plan on or after the Restatement Effective Date, shall have a minimum vesting period of one year from the Grant Date, provided that such minimum vesting period will not apply in connection with (a) a Change in Control as provided in Section 16.3 and Section 16.4, (b) a Grantee’s termination due to death or Disability, (c) a Substitute Award that does not reduce the vesting period of the award being replaced, or (d) Awards with respect to up to five percent (5%) of the Share Limit. For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
6.3.2 Discretion to Accelerate. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the discretion to accelerate or shorten the vesting period of an Award, in connection with a Grantee’s death, Disability, retirement or termination by the Company without Cause or for Good Reason, or upon a Change in Control.
7. AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8. TERMS AND CONDITIONS OF OPTIONS
8.1 Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date, provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.
8.2 Vesting and Exercisability.
Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing, provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3 Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option, provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option, and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.
8.4 Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5 Limitations on Exercise of Option.
Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 which results in the termination of such Option.
8.6 Method of Exercise.
Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7 Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (such as the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8 Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.
8.9 Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10 Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such a transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable thereto immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11 Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12 Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately, but in no event later than ten (10) days thereafter.
9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1 Right to Payment and SAR Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award, provided that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option, and provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2 Other Terms.
The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR, provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3 Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4 Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (such as the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

9.5 Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6 Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10. TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS
10.1 Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.
Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.
10.2 Restrictions.
At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Article 13. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
10.3 Registration; Restricted Stock Certificates.
Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.
10.4 Rights of Holders of Restricted Stock.
Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock, or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall be accumulated and paid (in cash or in shares of Stock having a Fair Market Value equal to the amount of cash due) only upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as those applicable to such underlying shares of Restricted Stock.
10.5 Rights of Holders of Restricted Stock Units and Deferred Stock Units.
10.5.1 Voting and Dividend Rights.
Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as stockholders of the Company (such as the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units or Deferred Stock Units that the holder of such Restricted Stock Units or Deferred Stock Units, as applicable, shall be entitled to receive Dividend Equivalent Rights, in accordance with Article 12.
10.5.2 Creditor’s Rights.
A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6 Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of a Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.
10.7 Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units.
The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units. Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8 Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.
11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS
11.1 Unrestricted Stock Awards.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2 Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment conditioned upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of a Grantee’s Service, upon the termination of such Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity- Based Award.
12. TERMS AND CONDITIONS OF DIVIDENDS AND DIVIDEND EQUIVALENT RIGHTS
12.1 Dividends and Dividend Equivalent Rights.
Dividend Equivalent Rights may be granted hereunder as a component of another Award, provided that no Dividend Equivalent Rights may be granted in connection with, or relate to, an Award of Options or SARs or any other Award that is not a full-value award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor, subject to the limitations described herein. Dividends paid on shares of Restricted Stock, and Dividend Equivalent Rights granted with respect to other full-value awards, may either be accumulated and paid in cash or Shares at the same time and to the same extent as the underlying Award to which it relates is vested and paid or settled, or may be deemed to be reinvested in additional shares of Stock or Awards which will be subject to forfeiture or a repayment obligation to the same extent as the underlying Award to which it relates. Any such conversion or reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividends or Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof all as determined in the sole discretion of the Committee. For the avoidance of doubt, a dividend or Dividend Equivalent Right shall be not settled or paid unless and until the settlement or payment of, or lapse of restrictions on, the Award to which it relates and such dividends or Dividend Equivalent Rights shall expire or be forfeited or annulled under the same conditions as such other Award.

12.2 Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all dividends and Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.
13. TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS
13.1 Grant of Performance Awards and Annual Incentive Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards in such amounts and upon such terms as the Committee shall determine.
13.2 Value of Performance Awards and Annual Incentive Awards.
Each grant of a Performance Award and Annual Incentive Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the amount of cash or value and/or number of shares of Stock that will be paid out to the Grantee thereof.
13.3 Earning of Performance Awards and Annual Incentive Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of a Performance Award or Annual Incentive Award shall be entitled to receive a payout of the value earned under such Performance Award or Annual Incentive Award by such Grantee over such Performance Period, to be determined based on the extent to which the corresponding performance goals have been achieved.
13.4 Form and Timing of Payment of Performance Awards and Annual Incentive Awards.
Payment of the value earned under a Performance Award and Annual Incentive Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (a) may pay the value earned under Performance Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (b) shall pay the value earned under Performance Awards and Annual Incentive Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such a Performance Award or Annual Incentive Award, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under a Performance Award or Annual Incentive Award may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Performance Award or Annual Incentive Award.
13.5 Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Performance Award or Annual Incentive Award, and the timing thereof, may be subject to the achievement of such Performance Measures as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Performance under any of the Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies, or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select a Performance Measure specified in Section 2.40(e) for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any

Performance Award or Annual Incentive Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13. For the avoidance of doubt, nothing herein is intended to prevent the Committee from granting Awards subject to subjective performance conditions (including individual performance conditions).
14. FORMS OF PAYMENT
14.1 General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.
14.2 Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
14.3 Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3.
14.4 Other Forms of Payment.
To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.
15. REQUIREMENTS OF LAW
15.1 General.
The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed to be conditioned upon the effectiveness of such registration or the availability of such an exemption.
15.2 Rule 16b-3.
During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
16. EFFECT OF CHANGES IN CAPITALIZATION
16.1 Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.
16.2 Transaction in Which the Company is the Surviving Entity Which Does not Constitute a Change in Control.
Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance Awards and Annual Incentive Awards shall be adjusted (including any adjustment to the Performance Measures or other performance goals applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance Awards or Annual Incentive Awards, as applicable, would have been entitled to receive immediately following such reorganization, merger, or consolidation.
16.3 Change in Control in Which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in an another agreement with the Grantee, or as otherwise set forth in writing by the Committee, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Awards, to the extent not assumed or continued:
(i) Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance Awards and Annual Incentive Awards, all outstanding Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, dividends and Dividend Equivalent Rights shall become 100% vested, and all shares of Stock and/or cash owed under such Awards shall be delivered in full. In lieu of delivering Stock, the Committee may elect, in its sole discretion, to cancel any such Award immediately prior to the occurrence of such Change in Control and pay to the holder thereof an amount in cash equal to product of the number of Shares otherwise deliverable thereunder and the formula or fixed price per share paid to holders of shares of Stock.
(a) All outstanding Options and SARs shall be subject to either or both of the following, as determined by the Committee in its sole discretion:
(i) At least fifteen (15) days prior to the scheduled consummation of such Change in Control (the “Exercise Window”), all Options and SARs outstanding hereunder shall become 100% vested and immediately exercisable and shall remain exercisable for a period of at least fifteen (15) days. Any exercise of an Option or SAR during this Exercise Window shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, all outstanding but unexercised Options and SARs shall terminate, with or without considerations (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of the Exercise Window to all Persons who hold Options and SARs not later than the time at which the Exercise Window begins, or if such notice is not practicable, as soon as possible thereafter; and/or
(ii) Any outstanding Awards of Options or SARs shall be cancelled immediately prior to the consummation of such Change in Control and in consideration thereof, the Company shall pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith) equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.
(b) For Performance Awards and Annual Incentive Awards, if less than half of the Performance Period has lapsed immediately prior to the consummation of the Change in Control, then immediately prior to such Change in Control, such Awards shall vest as though the target performance thereunder has been achieved, and all shares of Stock and/or cash owed under such Awards as a result of such vesting shall be delivered or paid, and the Award shall thereafter terminate. If at least half the Performance Period has lapsed immediately prior to the consummation of the Change in Control, then actual performance to date shall be determined as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and the Award shall vest and be paid or settled immediately prior to the occurrence of the Change in Control based on that level of performance thus determined. Thereafter, the Award shall terminate. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards and Annual Incentive Awards shall become vested as though the target performance thereunder has been achieved, and shall be paid or settled immediately prior to the occurrence of the Change in Control accordingly and the Awards shall thereafter terminate.
(c) Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
16.4 Change in Control in Which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement, in an another agreement with the Grantee, or as otherwise set forth in writing by the Committee, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
(a) The Plan and all Awards shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption of such Awards, either in their existing form or in substitution for awards of the same type and with similar terms and conditions but relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not Stock) and exercise prices of options and stock appreciation rights.
(b) Each such assumed award shall provide that if the Grantee’s employment or service is terminated without Cause by the surviving entity or an Affiliate thereof, or by the Grantee for Good Reason (if applicable), in either case within twenty-four (24) months following the Change in Control, then effective upon the date of such termination: (i) all of the Grantee’s outstanding options and stock appreciation rights shall become fully vested and exercisable in full for a period of at least ninety (90) days or such longer period provided by such award (but not beyond the Award’s expiration date), (ii) all time-based vesting requirements of any of the Grantee’s outstanding awards shall be deemed satisfied in full, and (iii) all performance-based vesting requirements of any of the Grantee’s outstanding awards for which the performance period has not yet ended shall be deemed satisfied at the maximum level for such award. Notwithstanding the foregoing, if the Grantee has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Grantee’s termination of employment or service following Change in Control on the Grantee’s Awards, then such agreement shall control to the extent it provides better treatment than is provided hereinabove.
16.5 Adjustments.
Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those set forth in Section 16.1, Section 16.2, Section 16.3, and Section 16.4. This Article 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.
16.6 No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

17. PARACHUTE LIMITATIONS
If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of such Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to such Grantee under the Plan to be considered a Parachute Payment; and
(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by such Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by such Grantee without causing any such payment or benefit to be considered a Parachute Payment.
Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment, provided that, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, except as otherwise provided in an applicable agreement between a Grantee and the Company or an Affiliate, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made latest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards and Annual Incentive Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
18. GENERAL PROVISIONS
18.1 Disclaimer of Rights.
No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise to hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
18.2 Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.
18.3 Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse of restrictions, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the vesting, lapse of restrictions, or exercise applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting, lapse of restrictions, exercise, or payment of shares of Stock.
18.4 Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
18.5 Construction.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
18.6 Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.7 Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.
18.8 Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
18.9 Governing Law.
The Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards hereunder to the substantive laws of any other jurisdiction.
18.10 Foreign Jurisdictions.
To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate, or desirable to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements, or alternative versions of, the

Plan as in effect for any other purposes. The special terms and any such sub-plans, appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.
18.11 Section 409A of the Code.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period shall not be treated as deferred compensation unless Applicable Laws require otherwise. Any grant of an Option or SAR pursuant to the Plan is intended to comply with the “stock rights” exemption from Code Section 409A. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.
18.12 Limitation on Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, none of the Company, an Affiliate, the Board, the Committee, or any person acting on behalf of the Company, an Affiliate, the Board, or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award, provided, that this Section 18.12 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

APPENDIX B: SKYWATER TECHNOLOGY, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN
The following constitute the provisions of the 2021 Employee Stock Purchase Plan, as amended and restated effective as of June 7, 2023 (this “Plan”) of SkyWater Technology Inc., a Delaware corporation (the “Company”). Capitalized terms are used as defined in Section 2 of this Plan.
1. PURPOSE
The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the applicable regulations thereunder. The provisions of the Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2. DEFINITIONS
As used herein, the following definitions apply:
(a) “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.
(b) “Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.
(c) “Board” means the Board of Directors of the Company.
(d) “Code” means the Internal Revenue Code of 1986, as amended.
(e) “Common Stock” means the common stock of the Company.
(f) “Compensation” means, unless otherwise determined by the Administrator, an Employee’s base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code. Unless otherwise determined by the Administrator, “Compensation” does not include bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.
(g) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator will determine under parts (iv) and (v) whether multiple transactions are related, and its determination is final, binding and conclusive:
(i) a merger or consolidation of the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii) the complete liquidation or dissolution of the Company;
(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines is not a Corporate Transaction; or
(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines is not a Corporate Transaction.
(h) “Designated Parents or Subsidiaries” means the Parents or Subsidiaries, which have been designated by the Administrator from time to time as eligible to participate in the Plan. Unless otherwise determined by the Administrator, SkyWater Technology Foundry, Inc. is a Designated Subsidiary under this Plan.
(i) “Effective Date” means the Registration Date. However, should any Parent or Subsidiary become a Designated Parent or Subsidiary after such date, then the Administrator, in its discretion, will designate a separate Effective Date with respect to the employee-participants of such Designated Parent or Subsidiary.
(j) “Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day that is three (3) months and one (1) day following the start of such leave, for purposes of determining eligibility to participate in the Plan.
(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l) “Exercise Date” means the last day of each Purchase Period.
(m) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on one or more established stock exchanges, including without limitation, NASDAQ, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, its Fair Market Value thereof will be determined by the Administrator in good faith.
(n) “New Exercise Date” has the meaning set forth in Section 18(b).
(o) “Offer Period” means an Offer Period established pursuant to Section 4 hereof.
(p) “Offering” means an offer under this Plan of an Option that may be exercised during an Offer Period. For purposes of the Plan, all Employees eligible to participate pursuant to Section 3 will be deemed to participate in the same Offering unless the Administrator otherwise determines that Employees of the Company or one or more Designated Parents or Subsidiaries will be deemed to participate in separate Offerings, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Section 1.423-2(a)(1) of the Treasury regulations issued under Section 423 of the Code, the terms of each Offering need not be identical provided that the terms of the Plan and the Offering together satisfy Sections 1.423-2(a)(2) and (a)(3) of such Treasury regulations.
(q) “Offering Date” means the first day of each Offer Period.
(r) “Option” means, with respect to each Purchase Period, a right to purchase shares of Common Stock on the Exercise Date for such Purchase Period in accordance with the terms and conditions of the Plan.
(s) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(t) “Participant” means an Employee of the Company or Designated Parent or Subsidiary who has enrolled in the Plan as set forth in Section 5(a).
(u) “Purchase Period” means, unless otherwise determined by the Administrator, a period of approximately six months.
(v) “Purchase Price” means an amount equal to eighty five percent 85% of the Fair Market Value of a share of Common Stock (i) on the Exercise Date or, if applicable, (ii) on the Offering Date or on the Exercise Date, whichever is lower. Unless determined otherwise by the Administrator, the Purchase Price will be eighty five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.
(w) “Registration Date” means the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of the Common Stock.
(x) “Reserves” means, as of any date, the sum of: (1) the number of shares of Common Stock covered by each then outstanding Option under the Plan which has not yet been exercised; and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding Option.
(y) “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. ELIGIBILITY
(a) General. Subject to the further limitations in Sections 3(b) and 3(c), any individual who is an Employee on a given Offering Date will be eligible to participate in the Plan for the Offer Period commencing with such Offering Date. No individual who is not an Employee will be eligible to participate in the Plan.
(b) Limitations on Grant and Accrual. Notwithstanding any provisions of the Plan to the contrary, no Employee will be granted an Option under the Plan: (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The determination of the accrual of the right to purchase stock will be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.
(c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, unless otherwise determined prior to the applicable Offer Date, the following Employees will not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have not been employed for such continuous period preceding the Offering Date as the

Administrator may require, but in no event will the required period of continuous employment be equal to or greater than 2 years; and (iv) Employees who are citizens or residents of a non U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if his or her participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. Unless determined otherwise by the Administrator, Employees who have not been employed continuously for the one (1) month period preceding an Offering Date will not be eligible to participate in the Plan for the Offer Period corresponding to such Offering Date.
4. OFFER PERIODS
(a) The Plan will be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased or (ii) the Plan has been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period is twenty-seven (27) months. Unless otherwise determined by the Administrator, the Plan will initially be implemented through successive Offer Periods of six (6) months’ duration.
(b) A Participant will be granted a separate Option for each Offer Period in which he or she participates. The Option will be granted on the Offering Date and will be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.
(c) If on the first day of any Purchase Period in an Offer Period in which an Employee is a Participant, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Offering Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period will be terminated automatically and the Participant will be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.
(d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period will neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.
5. PARTICIPATION
(a) An eligible Employee may become a Participant in the Plan by submitting an authorization of payroll deduction (using such form or method (including electronic forms) as the Administrator may designate from time to time) as of a date in advance of the Offering Date for the Offer Period in which such participation will commence, as required by the Administrator for all eligible Employees with respect to a given Offer Period.
(b) Payroll deductions for a Participant will commence with the first partial or full payroll period beginning on the Offering Date and will end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.
6. PAYROLL DEDUCTIONS
(a) At the time a Participant enrolls in the Plan, the Participant will elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.
(b) All payroll deductions made for a Participant will be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.
(c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by submitting notice of a change of status (using such form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions will be effective as soon as administratively practicable following the date of the request. A Participant’s payroll deduction authorization (as modified by any change of status notice) will remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator will be authorized to limit the number of payroll deduction rate changes during any Offer Period. Notwithstanding anything to the contrary in this Plan, the Administrator may permit purchases on the Exercise Date of the initial Purchase Period to be made by a lump sum cash payment.
(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3(b) and 7 herein, a Participant’s payroll deductions will be decreased to zero percent (0%). Payroll deductions will recommence at the rate provided in such Participant’s payroll deduction authorization, as amended, when permitted under Section 423(b)(8) of the Code and Section 3(b), unless such participation is sooner terminated by the Participant as provided in Section 10.
7. GRANT OF OPTION
On the Offering Date, each Participant will be granted an Option to purchase (at the applicable Purchase Price) shares of Common Stock; provided: (i) that such Option is subject to the limitations set forth in Sections 3(b), 6 and 12; (ii) until otherwise determined by the Administrator, the maximum number of shares of Common Stock a Participant will be permitted to purchase in any Offer Period is 2,500 shares, subject to adjustment as provided in Section 18; and (iii) that such Option is subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Administrator determines from time to time. Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the Option, to the extent not exercised, will expire on the last day of the Offer Period with respect to which such Option was granted. Notwithstanding the foregoing, shares subject to the Option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6. In addition, to the extent an Option is not exercised on each Exercise Date, the Option will lapse and thereafter cease to be exercisable.
8. EXERCISE OF OPTION
Unless a Participant withdraws from the Plan as provided in Section 10, the Participant’s Option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of full shares subject to the Option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share will be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. In addition, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code, or Sections 3 or 7, will be returned to the Participant and will not be carried over to the next Offer Period or Purchase Period. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by the Participant.
9. DELIVERY
Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company will arrange for the delivery to such Participant, as soon as administratively practicable, of the shares purchased upon exercise of the Participant’s Option.
10. WITHDRAWAL; TERMINATION OF EMPLOYMENT
(a) A Participant may, by giving notice to the Company (using such form or method (including electronic forms) as the Administrator may designate from time to time), either: (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s Option under the Plan; or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s Option under the Plan at any time. If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal, such Participant’s Option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s Option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant’s Option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts will be returned to the Participant. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant enrolls in such succeeding Offer Period. The Administrator may, in its discretion and on a uniform and nondiscriminatory basis, specify further procedures for withdrawal.
(b) Upon termination of a Participant’s employment relationship (as described in Section 2(k)) prior to the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s Option will be automatically terminated without exercise of any portion of such Option.
11. INTEREST
No interest will accrue on the payroll deductions credited to a Participant’s account under the Plan.
12. STOCK
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which will be made available for sale under the Plan is the sum of (a) 700,000 shares (the original reserve), (b) an annual increase of 7,000 shares on each of the first business days of 2022 and 2023 pursuant to the prior “evergreen” provisions of the Plan, and (c) effective June 7, 2023, 750,000 shares. If the Administrator determines that on a given Exercise Date the number of shares with respect to which Options are to be exercised may exceed: (x) the number of shares then available for sale under the Plan; or (y) the number of shares available for sale under the Plan on the Offering Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Offering Dates or Exercise Date, as applicable, and will either continue the Offer Period then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. Such allocation method will be “bottom up,” with the result that all Option exercises for one (1) share will be satisfied first, followed by all exercises for two (2) shares, and so on, until all available shares have been exhausted. Any amount remaining in a Participant’s payroll account following such allocation will be returned to the Participant and will not be carried over to any future Purchase Period or Offer Period, as determined by the Administrator.
(b) A Participant will have no interest or voting right in shares covered by the Participant’s Option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.
(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.
13. ADMINISTRATION
The Plan will be administered by the Administrator, which will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to determine, with respect to each Offer Period, whether the Purchase Price will be determined as of (i) the Exercise Date or (ii) as of the Offering Date or the Exercise Date (whichever is lower), to adjudicate all disputed claims filed under the Plan, and to designate separate Offerings for the eligible Employees of the Company and one or more Designated Parents or Subsidiaries, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. Every finding, decision and determination made by the Administrator will, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14. DESIGNATION OF BENEFICIARY
(a) Each Participant will file a designation (using such form or method (including electronic forms) as the Administrator may designate from time to time) of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator will deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.
15. TRANSFERABILITY
No payroll deductions credited to a Participant’s account, Options granted hereunder, or any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.
16. USE OF FUNDS
All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company will retain at all times beneficial ownership of any investments which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants will have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
17. REPORTS
Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS
(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment, for: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment, if any, will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the Reserves and the Purchase Price.
(b) Corporate Transactions. In the event of a proposed Corporate Transaction, each Option under the Plan will be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator will notify each Participant in writing at least three (3) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that either:
(i) the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or
(ii) the Company will pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (x) the Fair Market Value of the shares subject to the Option over (y) the Purchase Price due had the Participant’s Option been exercised automatically under Subsection (b)(i) above. In addition, all remaining accumulated payroll deduction amounts will be returned to the Participant.
(c) For purposes of Section 18(b), an Option granted under the Plan will be deemed to be assumed if, in connection with the Corporate Transaction, the Option is replaced with a comparable Option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of Option comparability will be made by the Administrator prior to the Corporate Transaction and its determination will be final, binding and conclusive on all persons.
19. AMENDMENT OR TERMINATION
(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can adversely affect Options previously granted, provided that the Plan or any one or more Offer Periods then in effect may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or Purchase Period then in progress if the Administrator determines that the termination of the Plan or one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company will obtain stockholder approval of any amendment in such a manner and to such a degree as required.
(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods will be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish or change Plan or per Participant limits on share purchases, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.
20. NOTICES
All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.
21. CONDITIONS UPON ISSUANCE OF SHARES
Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable. In addition, no Options will be exercised or shares issued hereunder before the Plan has been approved by stockholders of the Company as provided in Section 23.
22. TERM OF PLAN
The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years unless sooner terminated under Section 19.
23. STOCKHOLDER APPROVAL
Continuance of the Plan will be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval will be obtained in the degree and manner required under Applicable Laws.
24. NO EMPLOYMENT RIGHTS
The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it will not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.
25. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS
Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
26. EFFECT OF PLAN
The provisions of the Plan will, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27. GOVERNING LAW
The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.
28. DISPUTE RESOLUTION
The provisions of this Section 28 will be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), will attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations will be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan must be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties will submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 is for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

SKYWATER TECHNOLOGY, INC.
2401 EAST 86TH STREET
BLOOMINGTON, MN 55425

SCAN TO VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V11183-P84273

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYWATER TECHNOLOGY, INC.

The Board of Directors recommends you vote FOR all the following nominees:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Nancy Fares	☐	☐
1b. Gregory B. Graves	☐	☐
1c. John T. Kurtzweil	☐	☐
1d. Chunyi (Amy) Leong	☐	☐
1e. Thomas R. Lujan	☐	☐
1f. Gary J. Obermiller	☐	☐
1g. Thomas Sonderman	☐	☐
1h. Loren A. Unterseher	☐	☐

NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, the undersigned also authorizes the named proxies to vote on such matters in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended January 1, 2023 are available at www.proxyvote.com.

V11184-P84273

SKYWATER TECHNOLOGY, INC.
Annual Meeting of Stockholders
June 7, 2023 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gary J. Obermiller, Thomas Sonderman and Christopher Hilberg, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the shares of Common Stock of Skywater Technology, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Wednesday, June 7, 2023 virtually at www.virtualshareholdermeeting.com/SKYT2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy will be voted "FOR" the election of all listed director nominees and "FOR" proposals 2, 3 and 4. If other matters properly come before the meeting or any adjournment or postponement thereof, the above named proxies will vote on such matters in their discretion.

Continued and must be signed and dated on reverse side